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                        MANUFACTURING SERVICES AGREEMENT

       This Manufacturing Services Agreement (this "AGREEMENT") is effective as of the 13th day of April, 2000 (the "EFFECTIVE DATE"), by and between Chiron Corporation ("CHIRON"), 4560 Horton Street, Emeryville, California 94608, and EntreMed Inc. ("CUSTOMER"), 9640 Medical Center Drive, Rockville, Maryland 20850, as follows:

       WHEREAS, Customer desires to engage Chiron to perform contract manufacturing services on behalf of Customer, and Chiron desires to accept such engagement, all on the terms and subject to the conditions set forth in this Agreement and the Exhibit A hereto, which Exhibit is expressly incorporated by reference herein.

       NOW, THEREFORE, Chiron and Customer agree as follows:

       1.     PURCHASE AND SALE OF SERVICES.

              (a) BULK PRODUCT AND SERVICES. During the term of this Agreement, Chiron agrees to provide to Customer, and Customer agrees to purchase from Chiron, the manufacturing service(s) specified on Exhibit A hereto (collectively, the "SERVICES") and for the production of the product specified on Exhibit A ("Bulk Product"). Services shall be performed at the Chiron manufacturing facilities specified on Exhibit A,
       Section 1 (the "FACILITIES").

              (b) CHANGED SERVICES. Services may be changed, additional services may be provided and clarifications to the Services may be made by either party under this Agreement according to the following procedures. If material reductions in or additions to Services are required or if any other changes in or clarifications to Services are made ("Changed Services"), to the extent practicable, Chiron shall prepare a written statement describing the proposed Changed Services and the reasonable change in costs resulting therefrom. To the extent practicable, Chiron shall not commence performance of such Changed Services until it receives prior written, email or fax, approval from Customer. Written approval shall constitute acceptance and the written statement shall then be subject to all of the provisions of this Agreement, except those which it specifically supersedes.

       2.     RAW MATERIALS.

              (a) CUSTOMER MATERIALS. Customer will provide to Chiron, at Customer's expense, the raw materials and documentation specified on Exhibit A (collectively, the "CUSTOMER MATERIALS") as required by Chiron to perform the Services. Customer shall deliver all Customer Materials to the Facilities in a timely manner, and shall be responsible for all freight, insurance and other costs of transport. Title and risk of loss or damage to all Customer Materials will remain with Customer until delivered to the Facilities.


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              (b)    OWNERSHIP AND USE OF CUSTOMER MATERIALS. Customer shall
       retain sole ownership of all Customer Materials. Chiron may use Customer Materials only for purposes of exercising its rights and performing its obligations under this Agreement. Following termination of this Agreement, Chiron will, if requested by Customer, return any unconsumed Customer Materials to Customer, provided that Chiron shall be entitled to retain one copy of all written Customer Materials for archival purposes.

              (c) OTHER MATERIALS. All other raw materials required by Chiron to perform the Services (collectively, the "OTHER MATERIALS" and, together with the Customer Materials, the "MATERIALS") will be obtained by Chiron from sources chosen by Chiron and charged back to Customer at the cost thereof, including any applicable sales and use taxes, plus the markup, if any, as set forth on Exhibit A, Section 16. These charge backs shall be in addition to the compensation set forth on Exhibit A, Section 16.

              (d) LIMITATION OF LIABILITY. Except in the limited circumstances provided in Section 12 and the provisions for insurance in
       Section 16, Chiron shall have no liability to Customer for loss of, or damage to, any Materials.

       3.     EQUIPMENT.

              (a) PURCHASE OF EQUIPMENT. In the event that it is necessary or desirable to purchase capital equipment for use in performing the Services, Chiron shall be entitled to purchase such equipment (the "Equipment") upon prior written approval of Customer and charge back to Customer the cost thereof, including any applicable sales and use taxes, plus the markup, if any, as set forth on Exhibit A, Section 16. These charge backs shall be in addition to the compensation set forth on Exhibit A, Section 16.

              (b) TITLE TO EQUIPMENT. Title to such Equipment shall be vested in Chiron; provided, however, that Chiron shall transfer such Equipment and title thereto to Customer following expiration or termination of this Agreement if (a) Customer requests such transfer and (b) the Equipment can be physically removed from the Facilities without significant damage or disruption to the Facilities. Customer shall be solely responsible for arranging all freight and insurance to remove such Equipment from the Facilities, and for paying for all freight, insurance and other costs, expenses, fees, duties and charges of whatever kind (including taxes) arising from and after such time as title to the Equipment passes to Customer.

              (c) LIMITATION OF LIABILITY. Except in the limited circumstances provided in Section 12 and the provisions for insurance in
       Section 16, Chiron shall have no liability to Customer for loss of, or damage to, any Equipment.

       4. DELIVERABLES. All deliverables to be furnished by Chiron to Customer in connection with the Services specified in Exhibit A (collectively, "DELIVERABLES") will be made available for delivery to Customer or its agent at the Facilities. Chiron will manufacture and package the Deliverables in accordance with the procedures set forth on Exhibit A hereto (the " PROCEDURES"). Title to, and the risk of loss and damage of, any shipment of Deliverables shall pass immediately to Customer upon delivery to Customer at the Facilities. Customer shall be


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solely responsible for arranging for all freight and insurance from the
Facilities, and for paying for all freight, insurance and other costs, expenses, fees, duties and charges of whatever kind arising from and after such time as title to Deliverables passes to Customer.

       5.     COMPENSATION.

              (a) PAYMENTS. As compensation for the Services, Customer will pay to Chiron the amounts set forth on Exhibit A, Section 16 hereto, at the times specified on Exhibit A, Section 16. All payments shall be made in United States Dollars by wire transfer of immediately available funds to an account specified by Chiron in writing from time to time. If any payment due hereunder is not paid in full on the due date, interest at the ". . .", or the maximum permitted by law, whichever is lower, shall accrue and become payable upon any unpaid balance from the date such payment was due until it is made in paid in full.

              (b) FIXED PRICE STRUCTURE: This Section has been intentionally left blank.

       6. FORECASTS; PURCHASE ORDERS. This Section has been intentionally left blank.

       7. REGULATORY MATTERS. Responsibility for regulatory matters, and associated costs, related to the performance of the Services under this Agreement, shall be as set forth on Exhibit A, Sections 10 & 16.

       8. TECHNOLOGY TRANSFER. In the event that the use of any technology or know-how of Customer, patented or unpatented, patentable or unpatentable (collectively, "CUSTOMER TECHNOLOGY"), is necessary or desirable in connection with providing the Services, Customer shall transfer all such Customer Technology to Chiron for the sole purpose of enabling Chiron to perform the Services. Without limiting the generality of the foregoing, (a) Customer hereby grants Chiron a non-exclusive, royalty-free license under all Customer Technology for the sole purpose of performing the Services on behalf of Customer, and (b) Customer will provide to Chiron without charge, such written materials and assistance of Customer personnel as may be reasonably requested by Chiron to assist with the transfer and use of the Customer Technology in performing the Services. All information provided to Chiron under this Section 8 will be subject to the confidentiality provisions of Section 18.

       9. INTELLECTUAL PROPERTY. In the event that, during performance of the Services, Chiron solely or jointly develops new intellectual property ("New IP"), whether or not patentable, the following shall apply:

              (a) NOT UNIQUE IP. For New IP that is useful in manufacturing protein or other biological materials generally or relates to manufacturing technology not unique to the Bulk Product, Chiron shall hold all right, title and interest in such New IP subject to Customer's fully paid up license with rights to sublicense.


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              (b)    UNIQUE IP. For New IP that is not generally useful other
                     than in the manufacture of Bulk Product, Customer shall hold all right, title and interest in such New IP subject to a license to Chiron solely for the purposes of manufacturing Bulk Product.

              (c) The parties shall do all acts necessary and shall cooperate as required to execute all documents required to perfect the interests described in (a) and (b) above.

       10. TAXES. Chiron's prices and fees do not include any national, state or local sales, use, value-added or other taxes, customs duties, or similar tariffs or fees which Chiron may be required to pay or collect upon the acquisition of Materials and Equipment, the delivery of Deliverables hereunder or upon collection of the prices and fees or otherwise. Should any tax or levy be made (other than any such tax based on the income of Chiron), Customer agrees to pay such tax or levy and indemnify Chiron for any claim for such tax or levy demanded, including applicable penalties and interest, other than to the extent (if any) due to Chiron's failure to comply with its obligations to collect or remit such tax. Customer agrees to provide Chiron with appropriate resale certificate numbers and other documentation satisfactory to the applicable taxing authorities to substantiate any claim of exemption from any such taxes or fees.

       11. THIRD PARTY ROYALTIES. The parties acknowledge that successful completion of the Services may require third party technology. In the event either party is put on notice by a third party, of alleged infringement by Chiron in the manufacture of Bulk Product, the party shall promptly inform the other party of notification. Customer shall promptly resolve any matter relating to alleged infringement and shall timely pay all amounts due resulting from or relating to the manufacture of Bulk Product and the commercial sale of any product incorporating Bulk Product. These payments shall be in addition to the compensation for the Services set forth on Exhibit A, Section 16.

       12.    PERFORMANCE STANDARDS;

              (a) CONFORMITY TO PROCEDURES. Except for the development runs (defined in Exhibit A hereto) for which there is no guarantee whatsoever, Chiron warrants that it will use commercially reasonable efforts to ensure that the Bulk Product and Deliverables will be manufactured, stored and delivered in accordance with approved written procedures specified in Exhibit A, Sections 5 & 14, current Good Manufacturing Practices and all material applicable laws, ("Conforming Product".)
       ". . ."


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       (b)    PRODUCT INSPECTION. Upon completion of manufacture of a lot of
       Bulk Product, Chiron shall make available to Customer's designated shipper lot samples of the Bulk Product.

                     (i) Thereafter, Customer shall have thirty (30) business
              days from the date of receipt of lot samples and batch release documents to determine, at Customer's option, whether or not the Bulk Product were manufactured in conformance with the Procedures. Customer shall promptly give Chiron written notice of any aspect in which Bulk Product was not so manufactured. Such notice should include the detailed reasons describing the alleged non-conformance. If Customer notifies Chiron of any such non-conformance, the matter of the invoice payment for the non-conforming batch shall be held in abeyance until the dispute is resolved. The parties shall in good faith attempt to resolve such dispute within thirty (30) days and if unable to do so, shall refer such outstanding dispute to the Dispute Resolution provision of this Agreement.

                     (ii) If the lot samples of the Bulk Product and and batch
              release documents are not rejected by Customer within the thirty
              (30) day period, Chiron shall have the authority to make the Bulk Product available to Customer's designated shipper.

       (c) EXCLUSIVE REMEDY. In the event the Deliverables are not Conforming Product, Customer's sole remedy, and Chiron's sole liability, will be, for Chiron to replace the Deliverables which are the subject of the non-conformity. In the event that any Service needs to be repeated, or if any Materials, Bulk Product or Deliverables need to be replaced, for any reason other than the breach of a Chiron warranty as set forth in this Section 12, the cost to manufacture replacement Deliverables will be borne by the parties in accordance with the following provisions.

                     (i) In the event that the Product or Deliverables are
              non-conforming due to a equipment failure, Chiron operator error, or Chiron does not meet the Conforming Assay specifications for the cGMP lots specified in Exhibit A, Table 3, Chiron will repeat the lot at no cost to the Customer and pay for the cost of raw materials and supplies (excluding any reusable raw materials and supplies such as the resin and Q membranes) for the replacement lot(s).

                     (ii) In the event that the Product or Deliverables are
              non-conforming due to incorrect specifications or incorrect Customer specified control parameters, the Customer shall be responsible for paying for the Facility Use Fee(s) specified in Exhibit A, Section 16 and raw material and supplies for the non-conforming lot(s).


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                     (iii) In the event that the Product or Deliverables are
              non-conforming but the responsibility can't be allocated between the two parties, the Facility Use Fee(s) specified in Exhibit A,
              Section 16 for the non-conforming Product lot(s) will be shared equally by the parties.

                     (iv) In the event that the manufacture of a portion of a
              Product lot fails to conform to the Procedures resulting from Chiron's negligence or misconduct, the Customer shall only pay Chiron a prorated fee only for the conforming portion of the lot. Chiron shall credit the Customer for the prorated cost of the non-conforming portion of the Other Materials.

                     (v) The party that pays for the cost of the replacement
              bulk product defined in sections (i) through (iv) above shall also pay for the cost of disposal of the rejected Product.

              (d) REPLACEMENT PRODUCT. In the event that Chiron must, for whatever reason, manufacture replacement Bulk Product, it shall do so as promptly as is reasonably and commercially practicable without incurring any additional penalty for failure to comply with the terms of this Agreement. In the event that any Service needs to be repeated, or if any Materials, Bulk Product or Deliverables need to be replaced, for any reason other than the breach of a Chiron warranty as set forth in this
       Section 12, the cost to manufacture replacement Deliverables will be borne by the parties in accordance with the provisions of Exhibit A,
       Section 16.

       13.    COMPLAINTS.

              (a) RESPONSIBILITY. Subject to Section 19, Customer will be responsible for handling all complaints regarding a product that incorporates Bulk Product ("Complaint"). Chiron will promptly forward any Complaints received by Chiron to Customer and will provide, at Customer's expense, such assistance in investigating such Complaints as Customer may reasonably request. The parties shall in good-faith freely exchange information which will enable them to determine the nature and cause of the Complaint. Customer shall have the authority to resolve any outstanding Complaints provide that it gives Chiron adequate notice of any resolution which affects Chiron's interest in the Bulk Product.

              (b) RECALL. Recalls and withdrawals of products incorporating Bulk Product shall be within the sole discretion of Customer. Chiron will cooperate fully with Customer in the event of any recall or withdrawal and will provide at Customer's expense, such assistance in connection therewith as Customer may reasonably request.


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       14.    RIGHT TO REVIEW PROCESSES. Chiron shall maintain all quality assurance manufacturing records, batch production records and other records directly related to the performance of the Services, as required by FDA or other applicable regulations. Customer's personnel shall have the right to review such records at Chiron's facilities during regular business hours and upon thirty day
(30) day advance written notice to Chiron Compliance for the sole purpose of auditing compliance with the obligations set forth in Section 12; provided, however, that Chiron may delay such inspection for a period of up to thirty (30) days if, in its good faith judgment, such delay is necessary to avoid a significant disruption to Chiron's business; and provided further, that Customer shall be entitled to no more than two such inspections per year during the term of this Agreement and one such inspection during the year following the expiration or termination of this Agreement. All information obtained by Customer pursuant to this Section 14 shall be subject to the confidentiality provisions of Section 18.

       15. SAFETY AND WASTE HANDLING PROCEDURES. Customer shall supply Chiron, where applicable, with a Material Safety Data Sheet for the Bulk Product, each cell bank and other materials supplied by Customer. Chiron shall be responsible for maintaining safety procedures for the handling and manufacture of the Bulk Product and waste handling procedures for the generation, treatment, storage, and/or disposal of wastes relating thereto, that comply with all material federal and state environmental and occupational safety and health requirements.

       16.    INSURANCE: LIABILITY.

              (a) During the Term of this Agreement, Chiron shall procure and maintain in full force and effect, at its own cost and expense, insurance against the risks specified in this Agreement in amounts not less than the amounts specified in subsection (b) below.

              (b) Chiron shall maintain the following minimum coverage with respect to the matters covered by this Agreement.

                     (i) Worker's compensation insurance in compliance with the worker's compensation laws of the state or states in which Chiron has employees performing work under this Agreement, and employer's liability insurance with respect to such employees, with a minimum limit of One Million Dollars ($1,000,000) each occurrence;

                     (ii) Motor vehicle insurance for vehicles owned, leased, or operated by Chiron or its employees or agents performing work under this Agreement, with the minimum limits of One Million Dollars ($1,000,000) liability coverage per occurrence combined single limit.

                     (iii) "All Risk" Property Insurance for property utilized
              in the manufacture of Bulk Product (e.g. Bulk Product, Equipment, raw materials, etc.)


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              while in the care, custody and control of Chiron with a coverage of at least the full replacement value.

              (c) Chiron shall take all precautions to protect and preserve materials, equipment and other property of Customer on site at the Facilities that it takes with respect to its own property. Chiron shall bear the risk of loss for any materials, equipment, or other property of Customer which is on site at the Facilities. Customer shall bear all risk of loss for the shipment and delivery of any such materials or equipment. If any Materials, intermediate product, Bulk Product, Deliverables or any Equipment purchased pursuant to Section 3 suffer loss or damage for which Chiron is required to maintain such coverage, Chiron agrees to pay any deductible/self retention amount and to use the insurance proceeds to replace the lost Materials, intermediate product, Bulk Product, Deliverables or Equipment, as applicable. Except as set forth in Sections 12, 16 and 19. Chiron shall have no liability to Customer for loss of or damage to, any Materials or Equipment.

       17. LIMITATION OF LIABILITY. EXCEPT FOR THE WARRANTIES PROVIDED IN SECTIONS 12 AND 20, CHIRON GRANTS NO OTHER WARRANTY, EXPRESS OR IMPLIED, BY STATUTE, IN ANY COMMUNICATION WITH CUSTOMER OR OTHERWISE, REGARDING THE SERVICES, THE MATERIALS, THE DELIVERABLES OR THE BULK PRODUCT, INCLUDING WITHOUT LIMITATION ANY WARRANTY REGARDING THEIR FITNESS FOR ANY PURPOSE, THEIR QUALITY, THEIR MERCHANTABILITY OR THEIR NON-INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES. ANY OTHER REPRESENTATIONS OR WARRANTIES MADE BY ANY PERSON OR ENTITY, INCLUDING EMPLOYEES OR REPRESENTATIVES OF CHIRON THAT ARE INCONSISTENT HEREWITH, SHALL BE DISREGARDED AND SHALL NOT BE BINDING ON CHIRON. IN NO EVENT SHALL CHIRON BE LIABLE TO CUSTOMER, ITS AFFILIATES OR ANY THIRD PARTY FOR LOST PROFITS, OR FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR INDIRECT DAMAGES, ARISING FROM ANY BREACH OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION ANY BREACH OF A WARRANTY CONTAINED HEREIN OR OF ANY OBLIGATION TO PERFORM SERVICES AND/OR PROVIDE DELIVERABLES BY A SPECIFIED TIME. IN NO EVENT SHALL CUSTOMER BE LIABLE TO CHIRON FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR INDIRECT DAMAGES, ARISING FROM ANY BREACH OF THIS AGREEMENT, EXCEPT AS OTHERWISE PROVIDED IN SECTION 19 HEREOF.


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       18.    CONFIDENTIAL INFORMATION.

              (a) PROVISION OF CONFIDENTIAL INFORMATION. During the term of this Agreement, parties may provide to one another confidential information, including but not limited to each party's proprietary materials and/or technologies, economic information, business or research strategies, trade secrets and material embodiments thereof. As used herein, "CONFIDENTIAL INFORMATION" of a party means any such confidential information disclosed by such party to the other party (i) in written form marked "confidential," (ii) in oral form if summarized in a writing marked "confidential" delivered to the receiving party within thirty (30) days after the oral disclosure, (iii) if further disclosure of any confidential information could reasonably be expected to result in competitive harm to the providing party, or (iv) that consists of, or relates to, any unpublished patent application.

              (b) CONFIDENTIALITY AND NON-USE. The recipient shall maintain the providing party's Confidential Information in confidence, except if and to the extent that such disclosure is required by applicable law and provided that the providing party has received written notice reasonably far in advance of the proposed disclosure. The recipient shall use the providing party's Confidential Information solely to exercise its rights and perform its obligations under this Agreement, unless otherwise mutually agreed in writing, and shall at all times protect the providing party's Confidential Information with at least the same degree of care it uses to protect its own Confidential Information, such care to be of the type and degree that would be used by a reasonable and prudent business person.

              (c) EXCLUSIONS. Confidential Information shall not include information which: (i) is shown by contemporaneous documentation of the recipient to have been in its possession prior to receipt from the providing party; (ii) is or becomes, through no fault of the recipient, publicly known; (iii) is furnished to the recipient by a third party without breach of a duty to the disclosing party and without any obligation of confidentiality; or (iv) is independently developed by the recipient without use of the providing party's Confidential Information.

              (d) TERMINATION. All obligations of confidentiality and non-use imposed under this Section 18 shall expire five (5) years following expiration or termination of this Agreement.


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       19.    INDEMNIFICATION.

              (a) IN FAVOR OF CHIRON. Customer shall indemnify and hold Chiron and its affiliates, and their respective directors, officers, employees and agents, harmless against all claims, damages, liabilities, losses, costs and expenses (collectively, "CLAIMS") if and to the extent arising from (a) the manufacture, use or sale of any Deliverable, or of any product incorporating any Deliverable (a "CUSTOMER PRODUCT"), including, without limitation, any product liability Claims attributable to any Deliverable or Customer Product (whether based on strict liability, inherent design defect, negligence, failure to warn, breach of contract or any other theory of liability); (b) any claims that the manufacture, use or sale of any Deliverable or Customer Product infringes any intellectual property rights of third parties; or (c) any acts or omissions of Customer or any of its directors, officers, employees or agents; provided, however, that such indemnification obligation will not extend to the portion of any such Claims, if any, that is attributable to the willful misconduct of Chiron or its affiliates, or their respective directors, officers, employees or agents. Indirect, collateral, special, incidental or consequential loss, damage or expense (including without limitation loss of profits or goodwill), whether based on warranty, tort, contract, negligence, strict liability or any other legal theory, are expressly excluded.

              (b) IN FAVOR OF CUSTOMER. Chiron shall indemnify and hold Customer and its affiliates, and their respective directors, officers, employees and agents, harmless against any and all Claims if and to the extent arising from the willful misconduct of Chiron provided, however, that such indemnification obligation will not extend to the portion of any such Claims, if any, that is attributable to the willful misconduct of Customer or its affiliates, or their respective directors, officers, employees or agents. Indirect, collateral, special, incidental or consequential loss, damage or expense (including without limitation loss of profits or goodwill), whether based on warranty, tort, contract, negligence, strict liability or any other legal theory, are expressly excluded.

       20. REPRESENTATIONS AND WARRANTIES. Each party represents and warrants to the other party as follows:

              (a) Such party has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance by such party of this Agreement has been duly and validly authorized, and no additional authorization or consent is required in connection with the execution, delivery and performance by such party of this Agreement.


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              (b)    This Agreement has been duly executed and delivered by such party and constitutes a valid and legally binding obligation of such party, enforceable in accordance with its terms.

       21. TERM. The term of this Agreement shall begin on the Effective Date and shall expire on MARCH 30, 2001, unless sooner terminated pursuant to Section 21 below.

       22. EARLY TERMINATION. This Agreement is subject to early termination as follows:

              (a) by mutual written agreement of Chiron and Customer, such termination to be effective as of the time specified in such written agreement; or

              (b)    by either party,

                     (i) in the event (A) the other party makes an assignment
              for the benefit of its creditors or files a voluntary petition under federal or state bankruptcy or insolvency laws, (B) a receiver or custodian is appointed for all or substantially all of the other party's business, (C) proceedings are instituted against the other party under federal or state bankruptcy or insolvency laws that have not been stayed or dismissed within sixty (60) days, (D) all or substantially all of the other party's business or assets become subject to attachment, garnishment or other process, or (E) a court or other governmental authority of competent jurisdiction determines that the other party is insolvent, such early termination to be effective immediately upon the occurrence of the applicable event; or

                     (ii) upon any material breach of this Agreement by the
              other party; provided, however, that the party alleging such breach must first give the other party written notice thereof, which notice must state that nature of the breach in reasonable detail and that the party giving such notice views such alleged breach as a basis for terminating this Agreement under this
              Section 22(b) and the party receiving such notice must have failed to cure such alleged breach within sixty (60) days after receipt of such notice or fails to develop and implement within sixty days
              (60) after receipt of such notice a plan reasonably acceptable to the aggrieved party to remedy the breach within a reasonable period of time.

              (c) By Chiron, effective upon written notice to Customer, that Chiron is in receipt of notice from a third party that the Services infringe a patent or other intellectual property right of such party and Customer fails to obtain consent for Chiron to continue the Services, whether such consent is by license or other written agreement, within ninety (90) days of the written notice from Chiron of the alleged infringement.


                                       11
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TREATMENT REQUEST, WHICH THE COMPANY HAS FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION]


              (d) By Customer, if applicable, effective upon written notice to Chiron, subject to payment of the fees specified in Termination Fees of Exhibit A, Section 16; provided however, that Termination Fees shall not be payable in the event that Bulk Product, despite being Conforming Product, is not useable by Customer for clinical trials after Chiron has provided customer with at least three (3) lots of Conforming Bulk Product in addition to the development lots specified in Exhibit A.

       In the event of termination, any and all Confidential Information and remaining Customer Materials, intermediate product and Bulk Product shall be transferred to Customer upon such termination. Customer shall be responsbile for all freight, insurance and other costs of transport. In addition, all licenses and/or sublicenses of intellectual property granted by Customer to Chiron hereunder shall immediately terminate.

       23. CONTINUING LIABILITY. Expiration or termination of this Agreement for any reason shall not release either party from any liability, obligation or agreement which has already accrued nor affect the survival of any provision hereof which is expressly stated to survive such termination. Termination of this Agreement for any reason shall not constitute a waiver or release of, or otherwise be deemed to prejudice or adversely affect, any rights, remedies or claims, whether for damages or otherwise, which a party may have hereunder or which may arise out of or in connection with such termination. Upon termination of this Agreement of any reason, Customer shall pay Chiron: (i) the termination amount set forth in Exhibit A, Section 16, if applicable; (ii) the cost of all Conforming Bulk Product, and (iii) the amount of all Incurred Costs. For purposes of this Agreement, the term "Incurred Costs" shall mean any costs and expenses associated with the purchase of Other Materials, Equipment, Third Party Services, Travel, Changes of Services and any other reimbursable costs previously approved in writing by Customer.

       24. SURVIVAL. The provisions of Sections 3(b), 12-19, 23-30, 33, and 37-38 and shall survive any expiration or termination of this Agreement.

       25. RESTORATION OF FACILITIES. This Section has been intentionally left blank.

       26. RETURN OF CONFIDENTIAL INFORMATION. Upon any expiration or termination of this Agreement, each party shall, at the request of the other party, either return or destroy (as evidenced by a written certificate of destruction) all Confidential Information previously furnished by the other party; provided, however, that each party shall be entitled to retain one (1) copy of such Confidential Information for archival purposes.

       27. NO IMPLIED RIGHTS IN INTELLECTUAL PROPERTY. Except as expressly provided herein, neither party shall have any right, title or interest to or in any patents, patent applications, know-how (whether patentable or unpatentable) or other intellectual property rights of the other party.


                                       12
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TREATMENT REQUEST, WHICH THE COMPANY HAS FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION]


       28. INDEPENDENT CONTRACTORS. The relationship of Customer and Chiron established by this Agreement is that of independent contractors, and nothing contained in this Agreement shall be construed to: (i) give either party the power to direct or control the day-to-day activities of the other; (ii) constitute the parties as partners, joint venturers, co-owners or otherwise as participates in a joint or common undertaking; or (iii) allow a party to create or assume any obligation on behalf of the other party for any purpose whatsoever. Nothing in this Agreement will give rise to the creation of any labor relation by and between either party and any employees of the other party.

       29. GOVERNING LAW. This Agreement and the performance of the parties thereunder shall be construed in accordance with and governed by the laws of the State of California, as applied to agreements between California residents to be performed entirely within California, without regard to its conflict of law provisions and without regard to the Vienna Convention of April 11, 1980 on the international sale of goods.

       30. NOTICES. Any notice or other communication hereunder shall be in writing and shall be deemed given when so delivered in person, by overnight courier (with receipt confirmed) or by facsimile transmission (with receipt confirmed by telephone or by automatic transmission report) or, if given by mail, upon receipt, as follows (or to such other persons and/or addresses as may be specified in writing to the other party hereto):

If to Customer, to:  EntreMed Inc.
                     9640 Medical Center Drive
                     Rockville, Maryland 20850
                     Attention: CFO
                     Facsimile: (301) 217-9594

With a copy to:      EntreMed Inc.
                     9640 Medical Center Drive
                     Rockville, Maryland 20850
                     Attention: EVP R&D
                     Facsimile: (301) 217-9594

If to Chiron, to:    Chiron Corporation
                     4560 Horton Street
                     Emeryville, CA  94608
                     Attention: President, Biopharmaceuticals
                     Facsimile: (510) 923-3832

With a copy to:      Chiron Corporation
                     4560 Horton Street
                     Emeryville, CA  94608
                     Attention: Office of the General Counsel
                     Facsimile: (510) 654-5360


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TREATMENT REQUEST, WHICH THE COMPANY HAS FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION]


       31. FORCE MAJEURE. Nonperformance by Chiron shall be excused to the extent that performance is rendered impossible by strike, fire, flood, earthquake, windstorm, governmental acts or orders or restrictions, or any other reason to the extent that the failure to perform is beyond the reasonable control and not caused by the negligence or willful misconduct of Chiron, provided if such Force Majeure event extends beyond one hundred and twenty (120) days, Customer may forthwith terminate this Agreement.

       32. NONASSIGNABILITY AND BINDING EFFECT. Except as provided below in this paragraph, each party agrees that its rights and obligations under this Agreement may not be transferred or assigned directly or indirectly without the prior written consent of the other party, which will not be unreasonably withheld, except that either party may transfer or assign any of its rights and obligations hereunder to any Affiliate or a person that acquires all or substantially all of the business or assets of such party to which this Agreement relates or pursuant to a merger or consolidation. Each party shall notify the other promptly following any such transfer, assignment, merger or consolidation. Any purported assignment in contravention of this Section 32 shall, at the option of the nonassigning party, be null and void and of no effect. This Agreement shall be binding upon and inure to, the benefit of the parties hereto, their successors and permitted assigns.

       33. NO WAIVER. No waiver of any term or condition of this Agreement shall be valid or binding on either party unless agreed in writing by the party to be charged. The failure of either party to enforce at any time any of the provisions of the Agreement, or the failure to require at any time performance by the other party of any of the provisions of this Agreement, shall in no way be construed to be a present or future waiver of such provisions, nor in any way affect the validity of either party to enforce each and every such provision thereafter.

       34. LANGUAGE. This Agreement is in the English language, which language shall be controlling in all respects, and all versions hereof in any other language shall be for accommodation only and shall not be binding upon the parties hereto. All communications and notices to be made or given pursuant to this Agreement shall be in the English language.

       35. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

       36. ENTIRE AGREEMENT; AMENDMENT. This Agreement, including the Exhibit A attached hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior or contemporaneous understandings or agreements, whether written or oral, between Customer and Chiron with respect to such subject matter. No


                                       14
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AND EXCHANGE COMMISSION]


amendment or modification hereof shall be valid or binding upon the parties unless made in writing and signed by the duly authorized representatives of both parties.

       37. PUBLICITY. Neither party shall disclose this Agreement or any of the terms thereof to any third party, whether in writing or orally, without the prior written consent of the other party. Notwithstanding the foregoing, either party may disclose the existence and the general subject matter, but not the financial or other terms, of this Agreement in any circumstances that such party deems desirable from a business standpoint. In addition, either party may make any disclosure if but only to the extent such disclosure is, on advice of counsel, required by applicable law. The disclosing party shall use all commercially reasonable efforts to preserve the confidentiality of this Agreement and the terms thereof notwithstanding any such required disclosure, and will give the other party written notice of such required disclosure reasonably far in advance thereof. In the event either party is required to file this Agreement with the Securities and Exchange Commission or any other regulatory agency, such party shall apply for confidential treatment of this Agreement to the fullest extent permitted by law, shall provide the other party a copy of the confidential treatment request far enough in advance of its filing to give the other party a meaningful opportunity to comment thereon, and shall incorporate in such confidential treatment request any reasonable comments of the other party.

       38. DISPUTE RESOLUTION. Except as provided to the contrary in Section 12 (regarding disputes as to compliance with the Procedures), any dispute arising under this Agreement shall be resolved exclusively in accordance with the following procedures:

              (a) Such dispute shall first be submitted for resolution to the an executive officer of the respective parties. Such executives shall endeavor, diligently and in good faith, to resolve the dispute within thirty (30) days. If the dispute has not been resolved by that time, either party may submit the dispute to binding arbitration under Section 37(b).

              (b)    Any dispute under this Agreement that is not resolved under
       Section 37(a) shall be subject to exclusive resolution by binding arbitration in San Francisco, California under the Commercial Arbitration Rules of the American Arbitration Association. The arbitration will be held before a single arbitrator selected by mutual agreement of the parties, which arbitrator shall be a person who is not affiliated with either party. All decisions of the arbitrator shall be final and binding on the parties, and may be enforced in any court of competent jurisdiction. The arbitrator may not issue an award that is inconsistent with the terms of this Agreement. The arbitrator may allocates the fees and expenses of the arbitration between the parties in any manner that the arbitrator deems equitable.


                                       15
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AND EXCHANGE COMMISSION]


       IN WITNESS WHEREOF, the parties have entered into this Agreement as of the Effective Date.

CHIRON CORPORATION                       ENTREMED, INC.





By:    /s/ PAUL J. HASTINGS              By:    /s/ JOHN W. HOLADAY
       ----------------------------             --------------------------------

Name:  Paul J. Hastings                  Name:  John W. Holaday, Ph.D

Title: President, Biopharmaceuticals     Title: Chairman, President and CEO






                                       16
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COMMISSION]


                                   EXHIBIT- A

                          SERVICES AND ADDITIONAL TERMS

TABLE OF CONTENTS:                                                              PAGE NUMBER
1.     Services                                                                      2
2.     Division of Responsibilities                                                  3
3.     Project Management                                                            9
4.     QA/QC Responsibilities                                                       10
5.     Documentation & Procedures                                                   13
6.     Raw Materials & Supplies                                                     27
7.     Analytical                                                                   28
8.     Technology Transfer                                                          32
9.     Process Assumptions                                                          41
10.    Regulatory                                                                   43
11.    Facility & Systems Validation and Cleaning                                   46
12.    Environmental and Safety                                                     47
13.    Storage and Shipping                                                         48
14.    Deliverables & Authorizations                                                49
15.    Schedules                                                                    54
16.    Compensation                                                                 58

TABLES
1.     Responsibilities Between Chiron and EntreMed                                  4
2.     Procedures                                                                   14
3.     In-Process Assays for Product Performed by Chiron                            29
4.     New Equipment                                                                39
5.     Chiron "Full-Scale" Deliverables                                             52
6.     Project Establishment Fee                                                    59
7.     Cost Estimate for Year 2000 Activities                                       63
8.     Payment, Milestone, & Deliverables Schedule                                  72
FIGURES
1.     Endostatin Process Flow Diagram                                              42
2.     Anticipated Overall Project Schedule for 1999 and 2000                       55
3.     Anticipated Project Schedule 1st and 2nd Campaigns                           57
FORMS
1.     Client Initiated Change Order Request Form                                   17
2.     Chiron Initiated Change Order Request Form                                   18
3.     Change Order Template                                                        19
4.     Open Change Order Log                                                        20
5.     Sample Inventory Reports                                                     21
6.     Sample QA Disposition Memorandum                                             22
7.     Sample Certificate of Analysis (the "C of A")                                23
8.     Sample Certificate of Compliance (the "C of C")                              24
9.     EntreMed Authorization to Begin Runs or to Delay Production                  25
10.    Sample Invoice for One GMP Product Lot                                       26


                                       1
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COMMISSION]


1.     SERVICES

Chiron will produce Pichia derived cGMP bulk Endostatin (the "Product") for EntreMed at its FDA-licensed biological production facility located at 2010 Cessna Drive, Vacaville, CA 95688 (VMF). Chiron will grow the fermentor inoculum from the working cell bank, ferment at 10,000 L scale, harvest by centrifugation, perform column-based recovery and initial purification operations at VMF. Chiron will operate VMF under Good Large Scale Practices
(GLSP) and the cGMPs. Chiron will fill the VMF Product into containers and transfer it for further downstream processing at Chiron's FDA-licensed biological production facility located at 4560 Horton Street, Emeryville, CA 94608 (CMF). At CMF, Chiron will perform purification operations, and make the CMF purified Product available for shipment by EntreMed's designated shipping company. Prior to shipment, Chiron will store the cGMP purified Product at its Emeryville based V warehouse.

Prior to cGMP production, Chiron and EntreMed will cooperate to prepare Chiron's VMF and CMF facilities to manufacture the Product. EntreMed will be responsible for transferring the technology to Chiron. Chiron will be responsible for operating the manufacturing facility and equipment. Preparations will include bench scale runs in Chiron's Process Development facilities and full scale development runs at the VMF and CMF using draft documentation.

Chiron will hire and train a number of technical and professional personnel sufficient to provide the Services. Chiron personnel will also provide other necessary support such as planning, quality control, warehousing, packaging, shipping, regulatory and documentation support, etc.

cGMP OPERATION:

For the manufacture of the Product, Chiron will operate its facilities, process equipment, software and programs such as environmental monitoring, calibration, validation, compliance, GMP training, maintenance, etc. in accordance with the cGMP regulations, Chiron's approved procedures and incorporating EntreMed's process equipment control parameters in accordance with the Endostatin BPRs. The full scale development runs and the bench scale runs will not be cGMP.


                                       2
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2.     DIVISION OF RESPONSIBILITIES:

Each party will perform the services indicated on Table 1.

-  Items checked solely under EntreMed are excluded from Chiron's scope.

- Items checked jointly under Chiron and EntreMed are shared responsibility between the parties.





                                       3
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COMMISSION]


             TABLE- 1: RESPONSIBILITIES BETWEEN CHIRON AND ENTREMED

--------------------------------------------------------------------------------------------------------
ITEM                                                                        CHIRON             ENTREMED
--------------------------------------------------------------------------------------------------------
TECHNOLOGY TRANSFER
--------------------------------------------------------------------------------------------------------
Project establishment including items such as 10 L scale                     [X]
fermentation and downstream processing test runs, prepare
BPRs, and SOPs and regulatory filing to introduce new
product into VMF and CMF
--------------------------------------------------------------------------------------------------------
Provide Technology Transfer Report (mutually agreed to by                                        [X]
the Planning Team) including process description, process
data, process flow diagram, and all other specifications
and requirements.
--------------------------------------------------------------------------------------------------------
Check that the process will be compatible with the process                   [X]                 [X]
equipment and facilities, and identify the need for any new
process, bench-scale or test equipment
--------------------------------------------------------------------------------------------------------
Prepare Process Flow Diagrams, batch records, and SOPs                       [X]
incorporating EntreMed process parameters. Prepare draft
specifications.
--------------------------------------------------------------------------------------------------------
Plan and coordinate transfer of Endostatin into Chiron's                     [X]                 [X]
facilities
--------------------------------------------------------------------------------------------------------
Advise on analytical methods or process to improve                           [X]
robustness or scalability
--------------------------------------------------------------------------------------------------------
Process Development (making changes to the process or host                                       [X]
organism)
--------------------------------------------------------------------------------------------------------
Fermentation and downstream processing technology transfer                   [X]                 [X]
to Chiron
--------------------------------------------------------------------------------------------------------
Maintain master cell stocks and prepare working cell                                             [X]
stocks.
--------------------------------------------------------------------------------------------------------
QUALITY CONTROL RESPONSIBILITIES
--------------------------------------------------------------------------------------------------------
Validation of assays including generation of protocols and                                       [X]
reports.
--------------------------------------------------------------------------------------------------------
Protocol for transfer and acceptance of assays to Chiron                                         [X]
quality control laboratory and train Chiron personnel on
use of EntreMed's assays.
--------------------------------------------------------------------------------------------------------
Compendial testing of raw materials and supplies that have               [X] Optional
not already been qualified by Chiron                                     Scope & Fee
--------------------------------------------------------------------------------------------------------
Qualification of raw material and supplier vendors                       [X] Optional
                                                                         Scope & Fee
--------------------------------------------------------------------------------------------------------
Inter-lab equivalence data according to EntreMed's protocol                  [X]
incorporated in Chiron SOP as mutually agreed by Chiron for
EntreMed's validated assays.
--------------------------------------------------------------------------------------------------------
Co-validation and interlab equivalence data according to                 [X] Optional            [X]
EntreMed's protocol incorporated in Chiron SOPs as mutually              Scope & Fee
agreed to by Chiron for EntreMed's unvalidated assays, if
requested by EntreMed
--------------------------------------------------------------------------------------------------------
Perform validation of in-process assays that will be                     [X] Optional
provided by Chiron, as listed on Table 3, for use with                   Scope & Fee
EntreMed's Product, if requested by EntreMed
--------------------------------------------------------------------------------------------------------
Provide a final report of assay suitability as conducted at                                      [X]
Chiron.
--------------------------------------------------------------------------------------------------------
Make available for audit, documentation for in-process                       [X]
assays that will be provided by Chiron, as listed in Table
3. Documentation available for audit includes SOPs a
statement of the training/qualification of laboratory
personnel and methods validation data to extent available.
--------------------------------------------------------------------------------------------------------
Perform in-process assays as indicated in Table 3.                           [X]
--------------------------------------------------------------------------------------------------------
Testing process samples to support process validation                    [X] Optional
                                                                         Scope & Fee
--------------------------------------------------------------------------------------------------------


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COMMISSION]


--------------------------------------------------------------------------------------------------------
ITEM                                                                        CHIRON             ENTREMED
--------------------------------------------------------------------------------------------------------
Provide standards and controls for all product specific                                          [X]
assays.
--------------------------------------------------------------------------------------------------------
HIC column pool and final Bulk Product stability program                                         [X]
and obtain extended product shelf life
--------------------------------------------------------------------------------------------------------
Regulatory inspection support for process and assay methods                                      [X]
validations
--------------------------------------------------------------------------------------------------------
Storage of raw material retention samples                                    [X]
--------------------------------------------------------------------------------------------------------
Storage of in-process troubleshooting samples                                [X]
--------------------------------------------------------------------------------------------------------
QUALITY ASSURANCE RESPONSIBILITIES
--------------------------------------------------------------------------------------------------------
Chiron internal QA lot release, certificate of analysis of                   [X]
product & lot documentation package (for shipping
authorization)
--------------------------------------------------------------------------------------------------------
EntreMed drug substance (API) and final drug product lot                                         [X]
release for clinical or commercial use in humans and legal
responsibility for release and further use.
--------------------------------------------------------------------------------------------------------
Review, approval and sign-off of product specific master                     [X]                 [X]
batch records (Production Batch Records (BPRs)). EntreMed
sign-off will be on a separate paper.
--------------------------------------------------------------------------------------------------------
Review, approval and sign-off for all SOPs and documents                     [X]
associated with the operation of the facility other than
the master batch records, or EntreMed project related
documents.
--------------------------------------------------------------------------------------------------------
Periodic audit and inspection of Chiron's quality control                                        [X]
procedures and records. Written request by EntreMed and
prior approval by Chiron is required in each case.
--------------------------------------------------------------------------------------------------------
Notification to EntreMed of material deviations                              [X]
--------------------------------------------------------------------------------------------------------
Notification of Product lot release by Chiron QA including                   [X]
all samples and data.
--------------------------------------------------------------------------------------------------------
Maintain all complaint and adverse event report files                                            [X]
--------------------------------------------------------------------------------------------------------
Notification to Chiron QA of any product withdrawals,                                            [X]
recalls or stock recoveries of any Product that was
manufactured at Chiron facilities
--------------------------------------------------------------------------------------------------------
Maintains final bulk Product sample retains according to 21                  [X]                 [X]
CFR section 211.70 through agreement term
--------------------------------------------------------------------------------------------------------
VALIDATION
--------------------------------------------------------------------------------------------------------
Cleaning validation                                                          [X]
--------------------------------------------------------------------------------------------------------
Generate validation protocols on new facility equipment and                  [X]
systems that are used by or supporting EntreMed process, if
required
--------------------------------------------------------------------------------------------------------
Perform ongoing revalidation on facility equipment and                       [X]
systems that are used by or supporting EntreMed's process
--------------------------------------------------------------------------------------------------------
Change Control for Chiron facility and equipment conducted                   [X]
according to Chiron policies and procedures.
--------------------------------------------------------------------------------------------------------
Process validation including supplemental testing for                                            [X]
process validation and preparation of Process Validation
Protocol
--------------------------------------------------------------------------------------------------------
Perform analysis and data collection on a mutually agreed                [X] Optional            [X]
upon number of additional samples to be provided by Chiron               Scope & Fee
to support Process Validation Protocol.
--------------------------------------------------------------------------------------------------------


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COMMISSION]


--------------------------------------------------------------------------------------------------------
ITEM                                                                        CHIRON             ENTREMED
--------------------------------------------------------------------------------------------------------
Small scale experimentation and data as required for                                             [X]
process validation and confirmation of process operational
parameters and limits.
--------------------------------------------------------------------------------------------------------
LOGISTICS
--------------------------------------------------------------------------------------------------------
Raw material and supplies procurement, simple QC testing &                   [X]
material handling of materials and submission of samples to
outside testing laboratories, if necessary (EntreMed to
reimburse)
--------------------------------------------------------------------------------------------------------
Design packaging for shipping bulk drug substance if                                             [X]
EntreMed's or Chiron's existing packaging is not acceptable
--------------------------------------------------------------------------------------------------------
Shipping validation                                                                              [X]
--------------------------------------------------------------------------------------------------------
Shipping methods and documentation.                                                              [X]
--------------------------------------------------------------------------------------------------------
Packing materials and shipping costs for shipping final                                          [X]
Product.
--------------------------------------------------------------------------------------------------------
Scheduling of Development and GMP runs                                       [X]                 [X]
--------------------------------------------------------------------------------------------------------
Package bulk for shipping                                                    [X]
--------------------------------------------------------------------------------------------------------
MANUFACTURING
--------------------------------------------------------------------------------------------------------
Facility modifications, if required,                                     [X] Optional
                                                                         Scope & Fee
--------------------------------------------------------------------------------------------------------
Equipment procurement and installation and validation of                     [X]
modifications and new equipment, if required (EntreMed to
reimburse)
--------------------------------------------------------------------------------------------------------
10,000 L Development Runs as described in this Agreement or                  [X]
mutually agreed to by Chiron and EntreMed
--------------------------------------------------------------------------------------------------------
10,000 L GMP Runs as described in this Agreement or                          [X]
mutually agreed to by Chiron and EntreMed.
--------------------------------------------------------------------------------------------------------
Taking process samples to support process validation                     [X] Optional
                                                                         Scope & Fee
--------------------------------------------------------------------------------------------------------
Bulk filling of non-sterile purified bulk drug substance                     [X]
for EntreMed's Product.
--------------------------------------------------------------------------------------------------------
Maintain sufficient technical support staff in VMF or CMF                                        [X]
as required to expedite decision-making and review.
--------------------------------------------------------------------------------------------------------
Conduct operations according to master batch production                      [X]
records and cGMP.
--------------------------------------------------------------------------------------------------------
REGULATORY
--------------------------------------------------------------------------------------------------------
Presentation of cleaning and product changeover information                  [X]
to regulatory inspectors in event of routine audit
--------------------------------------------------------------------------------------------------------
Preparation of regulatory filing documents for EntreMed's                                        [X]
Product
--------------------------------------------------------------------------------------------------------
Preparation of Establishment Description, Site Reference                 [X] Optional
Files, coordinating PAI & biannual regulatory inspections                Scope & Fee
specific to manufacturing facilities
--------------------------------------------------------------------------------------------------------
Perform product investigations relating to customer                                              [X]
complaints on product, recalls or withdrawals.
--------------------------------------------------------------------------------------------------------
Complaint and adverse event reports and filings                                                  [X]
--------------------------------------------------------------------------------------------------------
Notification to Chiron of adverse event reports that may                                         [X]
affect Chiron.
--------------------------------------------------------------------------------------------------------
Notification of any modifications to the Establishment                       [X]
Document that directly and materially affects the
manufacture of Endostatin
--------------------------------------------------------------------------------------------------------
Regulatory inspection support for process and assay methods                                      [X]
validations
--------------------------------------------------------------------------------------------------------
Ensure that the CMC documents that EntreMed intends to                   [X] Optional
register conform to the manufacturing process Chiron that                Scope & Fee
has implemented
--------------------------------------------------------------------------------------------------------

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COMMISSION]


--------------------------------------------------------------------------------------------------------
ITEM                                                                        CHIRON             ENTREMED
--------------------------------------------------------------------------------------------------------

Prepare US Establishment Description and Canadian and                    [X] Optional
European Site Reference Files                                            Scope & Fee
--------------------------------------------------------------------------------------------------------
Coordinate US, European, and Canadian Pre-Approval                       [X] Optional
Inspections and Biannual Inspections                                     Scope & Fee
--------------------------------------------------------------------------------------------------------
Review and Comment on CMC registration documents                         [X] Optional
relevant to manufacturing for which Chiron is responsible                Scope & Fee
--------------------------------------------------------------------------------------------------------
Review and comment on all relevant query responses                       [X] Optional
pertaining to the relevant CMC manufacturing facility                    Scope & Fee
sections
--------------------------------------------------------------------------------------------------------
BUSINESS / PROJECT PLANNING
--------------------------------------------------------------------------------------------------------
Update Project Plan and Schedule on a periodic basis                         [X]                 [X]
--------------------------------------------------------------------------------------------------------
Pay third party royalties, if any, to manufacture Bulk                                           [X]
Product for EntreMed.
--------------------------------------------------------------------------------------------------------
Notification of changes in personnel on Planning /Management Teams           [X]                 [X]
--------------------------------------------------------------------------------------------------------


DIVISION OF RESPONSIBILITIES BETWEEN ENTREMED AND CHIRON CORPORATION

The parties agree that in the event that regulatory agencies request information on the division of key responsibilities, the parties will communicate the information on the following page to such regulatory agencies.

Assignment of responsibilities relating to the Product are summarized below.

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COMMISSION]


DIVISION OF RESPONSIBILITIES BETWEEN ENTREMED AND CHIRON CORPORATION

RESPONSIBILITIES OF ENTREMED:

1.     EntreMed is responsible for release for further processing of CMF
       Product.

2. EntreMed accepts all responsibility for the Product after the shipment has been accepted by the shipper.


3. EntreMed notifies Chiron QA of any product withdrawals, recalls or stock recoveries of any Product that was manufactured at Chiron facilities.

4. EntreMed performs and coordinates Product investigations relating to customer complaints on product, recalls or withdrawals.

RESPONSIBILITIES OF CHIRON:

1. Chiron grows the fermentor seed stock from the working cell bank, ferments at 10,000 L scale and completes the downstream processing operations through bulk filtration. Chiron makes the Product available to EntreMed's designated shipping company.

2. Chiron provides EntreMed with a QA disposition memorandum, Certificate of Compliance and the Certificate of Acceptance indicating that the lot has been reviewed and internally released to make the Product available for shipment.

3.     Chiron maintains raw material retention samples.

4. Chiron maintains the final bulk Product sample retains according to 21 CFR section 211.170 through the agreement term.

5.     Chiron performs facility validations.

6. Chiron supports investigations relating to customer complaints on product, recalls or withdrawals specific to the manufacture of Bulk Endostatin Product.

7. Under the terms of this Agreement, Chiron shall not perform process validations or assay method validations.

8. Under the terms of this Agreement, Chiron shall not be responsible for preparing, filing, or maintaining the Endostatin final Product BLA.

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REQUEST, WHICH THE COMPANY HAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION]


3.     PROJECT MANAGEMENT:

For the successful execution of a project of this nature, there is a need for a formal mode of business communication. Below is the team structure for this project that consists of two levels of operation: Management and Planning Team. EntreMed and Chiron will each appoint an equal number of representatives (3-4) to a management committee (the "Management Committee"). Such appointments shall be made in writing. Changes in the Planning Team composition will have to be approved by the Management Team.

The PLANNING TEAM'S charter is to identify, plan and accomplish the activities necessary to achieve the goals and objectives, within the scope of this Agreement and as agreed to by the Management Team. The team must identify the timeframes, resources, work processes and direct activities related to the operation and support services that are required to facilitate the commercialization of a drug product. The objective of the team is the timely achievement and resolution of activities and issues needed to achieve the agreed upon milestones. The planning process may include the following:

       |X| Site/Product Master Plan
       |X| Project Plan with action items, timelines and responsibilities
       |X| Forecast discussion on Campaign Schedules: Stability, Validation,
           Development or Production
       |X| Issue project schedules on a regular basis
       |X| Manufacturing, QA/QC, Validation or other functional area support requirements
       |X| Documentation and validation document review and timeline management |X| Campaign staffing support
       |X| Manufacturing and process reviews
       |X| Compliance reviews and discussions including QA issues
       |X| Completion of work activities
       |X| Open channels of communication
       |X| Management Team updates
       |X| Other items as defined by team

The MANAGEMENT TEAM shall oversee scope of activities, progress and decisions that are necessary to achieve the key business objectives and milestones. The Management Team's activities may include the following:

       |X| Designate appropriate staff to the Planning Team. Team members will be identified upon execution of this Agreement and when staff changes occur.
       |X| Identify signature authority for authorized individuals
       |X| Review and resolve financial issues.
       |X| Resolve disputes among members of the Planning Team.

All actions taken and decisions made by the Management Team shall be by mutual agreement. The Management Team does not have the authority to amend this Agreement. It is recommended that the Management Team meet on a quarterly basis or when needed.

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REQUEST, WHICH THE COMPANY HAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION]


4.     QA/QC RESPONSIBILITIES

Subject to other provisions of this Agreement,

CHIRON:

1.  Perform tasks associated with ongoing BPR and MPR preparation and review
2. Generate approved SOPs for Endostatin specific manufacturing and testing processes
3.  Perform facility air and water testing and environmental monitoring.
4. Perform BCA assays to support cleaning validation (including column cleaning sham runs)
5.  Receive and release working cell bank including ID test and generate C of A
6. Manufacturing analytical group determines Endostatin BCA response factors for various stages of manufacturing.
7. Develop and mutually agree upon a QA SOP defining Chiron's and EntreMed's QA and validation responsibilities in more detail than that which is provided in this scope
8.  ID test and release of raw materials and supplies from qualified vendors.
    If required, perform certain compendial tests and release material and supplies from non-qualified vendors. Such compendial testing and release will be performed as additional services.
9.  Maintain raw material retention samples
10. Review and approve Chiron's Endostatin specific new equipment and cleaning validation protocols and reports as necessary, and if required
11. Verify equivalent assay performance of EntreMed's validated assays and prepare and maintain assay transfer reports
12. Perform all assays listed on Table 3
13. Resolve deviations for cGMP lots per Chiron's approved procedures and notify EntreMed of deviations (lot threatening) upon occurrence. Critical (lot threatening) deviations will be reviewed and mutually resolved.
14. Review and internal release of Chiron deliverables as specified
15. Provide EntreMed with QA disposition memorandums, deviation and investigation reports (if required), C of C and C of A for cGMP lots and provide EntreMed with copies of the completed batch production records
    (BPRs) and lot history records for reference and other deliverables as specified
16. QA and Regulatory Compliance will conduct audits of operations areas in accordance with its policies
17. Chiron will inform EntreMed of all material changes (or possible changes) including deviations and investigations, corrective actions, etc. that might adversely impact product quality. All compliance issues must be resolved by mutual agreement. The Planning Team will define criteria on what constitutes a material change.
18. Chiron shall use its approved lot numbering procedures. The release of each batch of Endostatin will be identified by the applicable lot numbers.
19. Chiron shall maintain such records as are necessary to trace specific batches of Product.
20. Under the terms of this Agreement, Chiron shall not manage the Product stability program.
21. Chiron will maintain retention samples of the Product per 21 CFR section
    211.170 through the agreement term.
22. Provide a table (Analytical Results Summary Table) summarizing results for all assays shown on Table 3 for each cGMP lot. Such table will not be reviewed or released by Chiron QA.

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REQUEST, WHICH THE COMPANY HAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION]


For purposes of this Agreement, deviations will include departures from written batch records, excursions, errors, out of specifications, and unusual observations.

Chiron's standard QA/QC release time for the Product is estimated to be eight
(8) weeks. If EntreMed requests Chiron to rush the release testing, this will be at additional cost to EntreMed and will be subject to available staff resources at Chiron.

If EntreMed requests Chiron to provide a provisional internal release, such that EntreMed may authorize further manufacture of the Product at its risk, Chiron shall perform such additional service at additional cost to EntreMed.

ENTREMED:

Subject to other provisions of this Agreement,

1. Provide signed authorization of Chiron's Endostatin specific MPRs, BPRs and SOPs
2. Review and approve raw material specifications and testing specifications for such raw materials
3. Provide Chiron practice samples representing various processes to verify SOPs are working correctly
4.  Transfer assays to Chiron and train Chiron staff to perform assays
5. For reference materials and/or critical reagents, provide samples, documentation, and expiration dating
6. For Chiron's assays listed in Table 3 and its BCA assay, EntreMed will review Chiron's assay SOPs and determine whether the SOPs are acceptable for use with EntreMed's product and process streams. If the SOPs are not acceptable, the parties will agree on a path forward, which may or may not require additional services from Chiron.
7. EntreMed technical staff will work with Chiron to the extent possible to resolve lot threatening deviations for cGMP lots per Chiron's approved procedures and execute critical testing in a timely manner (EntreMed technical staff will also support the resolution or provide a path forward for process dependent lot threatening deviations)
8.  Accept or reject Chiron deliverables
9.  Coordination of recall, adverse events and complaints.

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COMMISSION]


QA AUDIT PROVISIONS:

Chiron shall maintain and retain, and make available to EntreMed for audits as reasonably requested, all Standard Operating Procedures (SOPs), quality assurance manufacturing records, validation records, batch production records and other records directly related to the performance of the services, as required by FDA or other applicable regulations. EntreMed shall have the right to review such records and the manufacturing operations used to manufacture Endostatin, at Chiron's facilities during regular business hours and upon thirty
(30) days advance written notice to Chiron for the sole purpose of auditing compliance by Chiron with the terms of this Agreement; provided, however, that Chiron may delay such inspection for a period of up to thirty (30) days if, in its good faith judgment, such delay is necessary to avoid a significant disruption to Chiron's business; and provided further, Chiron shall not charge EntreMed the costs of two full audits of such records during the term of this Agreement and one such audit during the year following the expiration or termination of this Agreement, and provided further, that all financial records of Chiron are excluded for any such audit. The date and agenda of the audit shall be mutually agreed upon with Chiron Regulatory Compliance. All information reviewed by EntreMed pursuant to this Section shall be subject to the confidentiality provisions of this Agreement and may not be duplicated.

5.     DOCUMENTATION AND PROCEDURES:

The Planning Team will develop a comprehensive documentation plan during technology transfer.

Chiron will prepare Endostatin specific BPR, MPR and SOP documents incorporating specifications and procedures from EntreMed. Chiron will route the documents to EntreMed for written concurrence to be provided to Chiron within two working days of receipt at EntreMed if there is a possibility of a schedule impact, otherwise within five working days. Alternatively, EntreMed may make a qualified person available at Chiron, to provide written concurrence within the same time periods. Chiron QA will be responsible for coordinating the visits of EntreMed's documentation reviewer. Chiron will approve the Endostatin specific documents and provide copies to EntreMed. Chiron will retain records of EntreMed's written concurrence with Chiron's internal approval records.

Chiron will prepare Endostatin specific raw material specifications incorporating EntreMed's specifications. Chiron will approve the Endostatin specific raw material specifications and provide copies to EntreMed for EntreMed's approval.

Chiron will prepare Endostatin specific sham cleaning validation protocols. If the Planning Team requests additional protocols, such services shall be additional services.

EntreMed may audit relevant non-Endostatin specific and Endostatin specific documents at Chiron per audit terms in this Agreement.

Chiron will generate and revise its controlled documents such as BPRs, MPRs, and SOPs, used to manufacture the Product in accordance with Chiron's approved change control procedures as required to correctly represent EntreMed's process. If such documents need to be revised due to a change requested by EntreMed, such change shall be additional services. At EntreMed's request, Chiron shall update the Process Flow Diagram (PFD) as additional services. Chiron will generate and maintain a master

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REQUEST, WHICH THE COMPANY HAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION]


document list specific to this Agreement. EntreMed's written concurrence means that EntreMed agrees that their process is correctly represented by the document. EntreMed's comments, if any, will be limited to the correct representation of the Endostatin process. Chiron may redact any non-Endostatin specific information prior to providing documentation to EntreMed.

All Endostatin specific BPR, MPR and SOP documents must be finalized at least 10 days prior to the start of cGMP production. Changes to the documents within 10 days before the start of cGMP production could jeopardize the project schedule and result in idle facility charges to EntreMed.

Chiron will provide a Protein Summary Table for each Product lot indicating the amount of protein at the start and end of each unit operation, to the extent such information is available. The parties will mutually agree on an acceptable format prior to the start of the development runs. Chiron QA will not review or release such table.

Chiron may modify the format of documents used for the manufacture of the Product with out approval from EntreMed. However, such format changes shall not change the process parameters that could effect EntreMed's process validation.

The Table 2 procedure list is preliminary. Subject to mutual concurrence, the Planning Team may delete or add procedures to the list after this Agreement is executed and may complete or revise documents after this Agreement is executed.

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REQUEST, WHICH THE COMPANY HAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION]


TABLE 2: - PROCEDURES                                     ILLUSTRATIVE  ONLY

CHIRON:

                                             PROCEDURE
PROCEDURE #             VALID DATE           TYPE                 PROCEDURE TITLE
-----------             ----------           ----                 ---------------
". . ."
                                             ". . ."              ". . ."
                                             ". . ."              ". . ."
                                             ". . ."              ". . ."
                                             ". . ."              ". . ."
                                             ". . ."              ". . ."

                                             ". . ."              ". . ."
                                             ". . ."              ". . ."
                                             ". . ."              ". . ."

                                             ". . ."              ". . ."
                                             ". . ."              ". . ."
                                             ". . ."              ". . ."
                                             ". . ."              ". . ."
                                             ". . ."              ". . ."
                                             ". . ."              ". . ."
                                             ". . ."              ". . ."
                                             ". . ."              ". . ."

                                             ". . ."              ". . ."
                                             ". . ."              ". . ."
                                             ". . ."              ". . ."
                                             ". . ."              ". . ."
                                             ". . ."              ". . ."
                                             ". . ."              ". . ."

                                             ". . ."
                                                                  ". . ."

                                                                  ". . ."
                                                                  ". . ."
                                                                  ". . ."
                                             ". . ."
                                                                  ". . ."
                                                                  ". . ."
                                                                  ". . ."
                                             ". . ."



". . ."

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REQUEST, WHICH THE COMPANY HAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION]


                                             PROCEDURE
PROCEDURE #             VALID DATE           TYPE                 PROCEDURE TITLE
-----------             ----------           ----                 ---------------
                                             ". . ."              ". . ."
                                             ". . ."              ". . ."
                                             ". . ."              ". . ."
                                             ". . ."              ". . ."

                                             ". . ."              ". . ."
                                             ". . ."              ". . ."



                                             ". . ."              ". . ."

                                             ". . ."              ". . ."
                                                                  ". . ."
                                                                  ". . ."

                                             ". . ."
                                             ". . ."
                                             ". . ."              ". . ."
                                                                  ". . ."
                                             ". . ."              ". . ."
                                             ". . ."              ". . ."

FOR ENTIRE PROCESS                           QA                   Inter-company Interactions
". . ."                                      ". . ."              ". . ."
". . ."                                      ". . ."              ". . ."
". . ."                                      ". . ."              ". . ."
". . ."                                      ". . ."              ". . ."
". . ."                                      ". . ."              ". . ."

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REQUEST, WHICH THE COMPANY HAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION]


PROJECT SCOPE CHANGES:

EntreMed may request changes to the project scope or to its process by communicating such request in writing or email to the Chiron Project Manager. Chiron will work with EntreMed to determine whether such change will have a schedule or financial impact on the project. If it does, Chiron business development will prepare a change order documenting the change, cost and schedule impact and implement the change, to the extent practical, after the designated EntreMed representative approves the change order in writing and returns it to Chiron. Chiron will use reasonable effort to accommodate changes that do not negatively impact its regulatory license or cGMP status, other products or processes.

PROCESS CHANGE IMPLEMENTATION:

During large-scale development or cGMP runs, EntreMed may request process changes that have no impact on Chiron products. EntreMed recognizes that during cGMP runs, such changes will made in accordance with approved Chiron change control procedures and may result in a deviation being issued. EntreMed will communicate the requested change to Chiron project manager in writing on a form that the parties agree to prior to the start of the development runs. EntreMed is prohibited from requesting a change directly through an operator. If the Chiron project manager determines that the change is safe and will not jeopardize equipment, the change will be implemented immediately. Changes during production such as modifying a process control parameter or changing the sequence to operate a manual valve typically do not result in any cost impact unless such changes are to be made permanent resulting in a need to modify and approve SOPs. In the event that a change has a cost impact, such as a request to perform additional assays, the cost will be determined at the Additional Services Rate and documented as a change order after the run is completed.

Chiron shall not change any processing parameters for the manufacture of the Product that could affect EntreMed's process validation, without prior written agreement from EntreMed.

CUSTOM MANUFACTURING REPORTS:

EntreMed may request that Chiron provide a custom manufacturing report for each lot or campaign. The reports would consolidate information from Chiron's standard lot package into a format specified by EntreMed. Time to develop, format and complete a custom report for each lot or campaign and for Chiron QA to review and approve such report would be additional services.

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REQUEST, WHICH THE COMPANY HAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION]


FORM 1) CLIENT INITIATED CHANGE ORDER REQUEST FORM

Process:

1. The Change Order Request Form is initiated by the client and sent to Chiron Project Manager to request a change to the scope of the Manufacturing Services Agreement.

2. Once received, Chiron Business Development analyzes the request and generates a change order (See Form 3). The change order is sent to the client for approval.

3. The client accepts or rejects the change order. If accepted, the authorized change-order is returned to Chiron Business Development.

Chiron only performs work that is specified in the Manufacturing Services Agreement or after a change order has been executed by both parties.

CHIRON CONTRACT MANUFACTURING CHANGE ORDER REQUEST TO MANUFACTURING SERVICES AGREEMENT DATED XX/XX/XX
CHANGE ORDER REQUEST ##

--------------------------------------------------------------------------------
REQUESTED CHIRON SERVICES:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXPECTED CHIRON DELIVERABLES:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


              TO BE SIGNED BY AN AUTHORIZED ENTREMED REPRESENTATIVE


-----------------------------------            -----------------
REQUESTED BY                                   DATE


-----------------------------------
NAME


-----------------------------------
TITLE

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REQUEST, WHICH THE COMPANY HAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION]


FORM 2) CHIRON INITIATED CHANGE ORDER REQUEST FORM

This form may be used should Chiron require EntreMed's approval or recommendation on issues requiring immediate action. The form will be faxed to an authorized EntreMed representative (EntreMed to provide fax number and phone number). After EntreMed reviews and signs the form, it will be faxed back to Chiron (Chiron to provide fax number and off-hour phone number).

If there are cost implications, Chiron Business Development will determine the cost and notify the customer within two working days. A change order will be generated if additional cost is incurred (See Form 3).

    CHIRON INITIATED CHANGE ORDER REQUEST TO MANUFACTURING SERVICES AGREEMENT
                                 DATED XX/XX/XX

CHIRON INITIATES

--------------------------------------------------------------------------------
Date:
--------------------------------------------------------------------------------
Time:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Identify Issue:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
What is the Goal:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Proposed Solution:
--------------------------------------------------------------------------------


                   FORM SENT TO CLIENT TO REVIEW AND FILL OUT

--------------------------------------------------------------------------------
Client Recommendation:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Client Signature:
--------------------------------------------------------------------------------
Date/Time:
--------------------------------------------------------------------------------


                             FORM RETURNED TO CHIRON

--------------------------------------------------------------------------------
Chiron Accepts/Rejects:
--------------------------------------------------------------------------------
Chiron Signature/Date/Time:
--------------------------------------------------------------------------------

Cost Implications
--------------------------------------------------------------------------------
No additional cost
--------------------------------------------------------------------------------
Additional cost (to be provided by Chiron within two working days)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Sheet Initiated By
--------------------------------------------------------------------------------
Phone Number
--------------------------------------------------------------------------------
Fax Number
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Business Development Fax                                        (510) 923-3561
--------------------------------------------------------------------------------

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REQUEST, WHICH THE COMPANY HAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION]


FORM 3) CHANGE ORDER TEMPLATE

A change order is generated to provide authorization for additional Chiron services outside of the scope specified in the Manufacturing Services Agreement. All change orders are sent to the client for acceptance or rejection. Chiron starts the work detailed on the change order when a signed copy is returned by the client.

         CHANGE ORDER TO MANUFACTURING SERVICES AGREEMENT DATED XX/XX/XX

SCOPE: (High level scope of services to be performed)         CHANGE ORDER  ##

----------------------------------------------------------------------------------------------
SERVICES                                                        FEE
----------------------------------------------------------------------------------------------
DETAILED LIST OF SERVICES AND ACTIVITIES PERFORMED BY CHIRON    CALCULATED IN ACCORDANCE WITH
------------------------------------------------------------    -----------------------------
                                                                      PROVISIONS OF THE
                                                                      -----------------
                                                                   MANUFACTURING SERVICES
                                                                   ----------------------
                                                                         AGREEMENT
                                                                         ---------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
DELIVERABLES
----------------------------------------------------------------------------------------------

LIST OF DELIVERABLES PROVIDED TO THE CLIENT BY CHIRON
-----------------------------------------------------







----------------------------------------------------------------------------------------------

PAYMENT TERMS: Net 30 upon completion of deliverables specified above.



AUTHORIZATION

--------------------------------------------------------------------------------
CHIRON CORPORATION                                          ENTREMED
--------------------------------------------------------------------------------

By:                                                         By
--------------------------------------------------------------------------------


Name:  Richard Seegers, P.E.                                Name:
--------------------------------------------------------------------------------

Title:  Sr. Director, Manufacturing Business                Title:
        Development and Strategic Planning

--------------------------------------------------------------------------------

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REQUEST, WHICH THE COMPANY HAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION]


FORM 4) OPEN CHANGE ORDER LOG

This document will be used to track the status of open change orders to expedite their processing. Once a change order is complete, it will be removed from the log sheet.

    OPEN CHANGE ORDER LOG FOR MANUFACTURING SERVICES AGREEMENT DATED XX/XX/XX

--------------------------------------------------------------------------------------------------------------------------------
  Date Change     Date Change   Date Change
 Order Request       Order         Order       Change
    Received       Submitted     Approved       Order
   By Chiron       To Client     By Client     Number              Scope                              Status
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

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REQUEST, WHICH THE COMPANY HAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION]


FORM 5) SAMPLE INVENTORY REPORTS

* Inventory reports are updated only if there are changes from the prior month

FINISHED GOODS                                                 PREPARED XX/XX/XX
(SAMPLE REPORT)

MANUFACTURED FOR: ENTREMED
MANUFACTURED BY: CHIRON CORPORATION
PRODUCT: CMF PURIFIED BULK ENDOSTATIN

----------------------------------------------------------------------------------------------------------
                                                        EXPIRATION      PROJECTED CHIRON       RELEASE
DATE MANUFACTURED         LOT NUMBER      QUANTITY         DATE           RELEASE DATE          STATUS
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
6/5/00                       #1             TBD            TBD                TBD
----------------------------------------------------------------------------------------------------------
6/12/00                      #2             TBD            TBD                TBD
----------------------------------------------------------------------------------------------------------
6/19/00                      #3             TBD            TBD                TBD
----------------------------------------------------------------------------------------------------------


WORK IN PROGRESS                                               PREPARED XX/XX/XX
(SAMPLE REPORT)

MANUFACTURED FOR: ENTREMED
MANUFACTURED BY: CHIRON CORPORATION
PRODUCT: VMF BULK ENDOSTATIN

----------------------------------------------------------------------------------------------------------
                                                        EXPIRATION      PROJECTED CHIRON       RELEASE
DATE MANUFACTURED         LOT NUMBER      QUANTITY         DATE           RELEASE DATE          STATUS
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
5/22/00                      #1             TBD            TBD                TBD
----------------------------------------------------------------------------------------------------------
5/29/00                      #2             TBD            TBD                TBD
----------------------------------------------------------------------------------------------------------
6/5/00                       #3             TBD            TBD                TBD
----------------------------------------------------------------------------------------------------------


KEY RAW MATERIALS                                              PREPARED XX/XX/XX
(SAMPLE REPORT)

CLIENT: ENTREMED
PRODUCT: KEY ENTREMED RAW MATERIALS (1)

-----------------------------------------------------------------------------------------------------------------------
                                              DATE                                            EXPIRATION    RELEASE
CHIRON PN                   DESCRIPTION     RECEIVED    LOT NUMBER          QUANTITY             DATE        STATUS
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
". . ."                       ". . ."       ". . ."       ". . ."            ". . ."           ". . ."      ". . ."
-----------------------------------------------------------------------------------------------------------------------
". . ."                       ". . ."       ". . ."       ". . ."            ". . ."           ". . ."      ". . ."
-----------------------------------------------------------------------------------------------------------------------
". . ."                       ". . ."       ". . ."       ". . ."            ". . ."           ". . ."      ". . ."
-----------------------------------------------------------------------------------------------------------------------

(1) Key raw materials includes only raw materials that are purchased exclusively for EntreMed

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REQUEST, WHICH THE COMPANY HAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION]


FORM 6) SAMPLE QA LOT DISPOSITION MEMORANDUM

CHIRON CORPORATION                                   Document #:
C O N F I D E N T I A L                              Revision #:        Original
QA STANDARD OPERATING PROCEDURE                      Valid Date:        xx/xx/xx
EMERYVILLE                                               Form 1:        1 of 1

                        QUALITY ASSURANCE LOT DISPOSITION

QAD#:
     ------------

--------------------------------------------------------------------------------
Disposition date:
--------------------------------------------------------------------------------
Disposition:
--------------------------------------------------------------------------------
Product name:
--------------------------------------------------------------------------------
Lot number:
--------------------------------------------------------------------------------
Product part number:
--------------------------------------------------------------------------------
NDC/DIN #:
--------------------------------------------------------------------------------
Quantity:
--------------------------------------------------------------------------------
Intended use:
--------------------------------------------------------------------------------
Size, concentration:
--------------------------------------------------------------------------------
Protocol/Study #:
--------------------------------------------------------------------------------
Date of manufacture:
--------------------------------------------------------------------------------
Expiration date:
--------------------------------------------------------------------------------


Comments:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Prepared by:                                      Date:
             -----------------------------------         -----------------------

Checked by:                                       Date:
             -----------------------------------         -----------------------

Approved by:                                      Date:
             -----------------------------------         -----------------------

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REQUEST, WHICH THE COMPANY HAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION]


FORM 7) SAMPLE CERTIFICATE OF ANALYSIS

CHIRON CORPORATION                                   Document #:       ENDO-BU
C O N F I D E N T I A L                              Revision #:       Original
PRODUCT SPECIFICATION/CERTIFICATE OF ANALYSIS        Valid From:       DRAFT
EMERYVILLE                                               Page #:
--------------------------------------------------------------------------------

PRODUCT NAME:   ENTREMED ENDOSTATIN, BULK

PART NUMBER:                                    LOT NUMBER:
                --------------------------                  --------------------

Dose Strength:
                --------------------------
--------------------------------------------------------------------------------

Test/Test Code                      Specification                                    Result               Pass/Fail
-------------------------------------------------------------------------------------------------------------------------
". . ."
-------------------------------------------------------------------------------------------------------------------------
     ". . ."                      ". . ."                                                                      ". . ."
-------------------------------------------------------------------------------------------------------------------------
". . ."
-------------------------------------------------------------------------------------------------------------------------
". . ."
-------------------------------------------------------------------------------------------------------------------------
     ". . ."                      ". . ."                                                                      ". . ."
-----------------------------
     ". . ."                      ". . ."                                                                      ". . ."
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
". . ."                           ". . ."                                                                      ". . ."
-------------------------------------------------------------------------------------------------------------------------
". . ."                           ". . ."                                                                      ". . ."
-------------------------------------------------------------------------------------------------------------------------
". . ."                           ". . ."                                                                      ". . ."
-------------------------------------------------------------------------------------------------------------------------
". . ."                                                                                                        ". . ."
                                  ". . ."
-------------------------------------------------------------------------------------------------------------------------
". . ."                           ". . ."                                                                      ". . ."
-------------------------------------------------------------------------------------------------------------------------
". . ."                           ". . ."                                                                      ". . ."
-------------------------------------------------------------------------------------------------------------------------
". . ."                           ". . ."                                                                      ". . ."
-------------------------------------------------------------------------------------------------------------------------
". . ."                           ". . ."                                                                      ". . ."
-------------------------------------------------------------------------------------------------------------------------
". . ."                           ". . ."                                                                      ". . ."
-------------------------------------------------------------------------------------------------------------------------
". . ."                           ". . ."                                                                      ". . ."

-------------------------------------------------------------------------------------------------------------------------


* To be included only upon acceptance of a change order by EntreMed.

Prepared by:                                        Date:
            --------------------------------             -----------------------

QC Testing Disposition:
                       ---------------------

By:                                                 Date:
   -----------------------------------------             -----------------------

QA Lot Release:
               -----------------------------

By:                                                 Date:
   -----------------------------------------             -----------------------


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REQUEST, WHICH THE COMPANY HAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION]


FORM 8) SAMPLE CERTIFICATE OF COMPLIANCE

                              CHIRON INTERNAL MEMO
                                  CONFIDENTIAL

Date:             xx/xx/xx

To:               EntreMed QA

From:             Chiron QA

Subject:          CERTIFICATE OF COMPLIANCE FOR THE PRODUCT LOT NUMBER XXXXX

The Product lot XXXXX was manufactured in compliance with FDA cGMP regulations, Code of Federal Regulations 21 and Chiron's internal specifications and standards.

The batch production records, applicable Quality Control testing data and environmental data have been reviewed and found acceptable for this lot.

All discrepancies have been noted, completed and appropriate documentation filed with Quality Assurance.

The following requested information is also provided for this lot:

                  Part Number:                       XXXX-XXX

                  Lot Number                         XXXXX

                  Batch Size                         XXX

                  Manufacturing Date:                XX/XX/XX






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REQUEST, WHICH THE COMPANY HAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION]


FORM 9) ENTREMED AUTHORIZATION TO BEGIN A RUN OR TO DELAY PRODUCTION

                               CHIRON CORPORATION
                                  CONFIDENTIAL

CHIRON CORPORATION
ATTN: STEVE BAKER

EntreMed authorizes the following in accordance with terms of the Chiron/EntreMed service agreement:

EntreMed: Check one

       Begin The Product Development / cGMP production at VMF  /  CMF for the
                         ------------------               -----------
                             Circle One                    Circle One

       week of               . Production will / will not include chromatography column sham run(s).
               --------------             ---------------
                 Month/Date                 Circle One

       Delay production at VMF / CMF for         weeks at EntreMed's cost.
                           ---------     -------
                           Circle One


                                        --------------------------------
                                        EntreMed Approval: David Jackson


                                                ------------
                                                    Date


Authorization must be received by 9:00 am PST one working day prior to the start of production, i.e., for production starting on Monday, authorization must be received on Friday before 9:00 am PST.


-----------------------------                   ------------
Chiron Approval                                     Date



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COMMISSION]


FORM 10) SAMPLE INVOICE FOR ONE GMP PRODUCT LOT

CHIRON                                              INVOICE
Chiron Corporation                                  Number: 1800003856
4560 Horton Street                                  Date: 09/02/00
Emeryville, CA 94608-2916
                                                    Customer PO: PER CONTRACT

EntreMed                                            REMIT TO ADDRESS:
Attn: Mr. David Jackson                             Bank of America
9640 Medical Center Drive                           San Francisco, CA
Rockville, MD 20850                                 Swift: BOFAUS6S Chiron Corp,
                                                    Acct:  XXXXX-XXXXX


TERMS OF PAYMENT:  NET 30 DAYS

--------------------------------------------------------------------------------

Description                     Quantity          Unit Amount      Net Extension

UPON COMPLETION OF BULK PURIFICATION OF LOT #1
SEE CONFORMING DELIVERABLES EXHIBIT A
TABLE 5 FOR GMP LOTS                                                    ". . ."


--------------------------------------------------------------------------------
TOTAL                                                                   ". . ."



Please reference invoice number on remittance.


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COMMISSION]


6.     RAW MATERIALS AND SUPPLIES:

EntreMed will provide a preliminary Bill of Materials (BOM) and specifications/acceptable grades for required raw materials and supplies no later than the dates shown on the Project Schedule, Figure 2. Chiron will prepare the final Bill of Materials. Chiron will purchase raw materials, supplies and consumables in accordance with its approved procedures using EntreMed's specifications.

Raw materials, supplies and consumables include all materials that are used in the production process such as the following:

-  Media

-  Glucose sources

-  Trace metals

-  Process and buffer chemicals

-  Chromatography resins

-  In-process filters and membranes

-  Disposable product contact tubing

-  Buffer bags, transport bags and bulk product containers

Other materials used to support standard utilities and process operations such as pure water, clean air, HVAC, clean steam, gowning apparel are included in the Facility Use Fees further specified in Section 16.

To minimize costs, Chiron will place one order for each raw material of sufficient quantity for the entire production campaign (including raw materials for equipment testing and sham runs), if practicable, and two extra VMF lots and two extra CMF lots for safety stock. During the production campaign, Chiron will order additional raw materials and supplies as required such that safety stocks for two extra VMF lots and two extra CMF lots will always be maintained.

The Bill of Materials must be finalized at least 2 months prior to the start of production. Changes to the Bill of Materials within 2 months to the start of production could jeopardize the project schedule. If changes to the Bill of Materials result in raw materials not being available at the scheduled start of production and thus result in an idle facility, then EntreMed will pay Chiron the applicable facility idle fees specified in Section 16.

Chiron will perform an identity "ID" test on incoming raw materials and supplies for their qualified vendors. Chiron will retain raw material samples in accordance with its approved procedures and the terms of this Agreement.

OPTIONAL RAW MATERIAL VENDOR QUALIFICATION:

For the qualification/validation lots, Chiron, or its contractor will perform certain compendial QC testing on incoming raw materials as agreed to by the Planning Team. Chiron will qualify new vendors required under this Agreement. This work would be performed only for new vendors or raw materials that have not previously been qualified by Chiron. Fees for the optional raw material vendor qualification and compendial testing will be treated as additional services by Chiron.


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COMMISSION]


7.     ANALYTICAL:

Chiron personnel may visit EntreMed, if required, and witness the methods at EntreMed's current contractor. EntreMed will then make available in-process analytical methods, listed on Table 3 as EntreMed's methods, to Chiron and train Chiron operators on the performance of such analytical methods. Transfer data may be utilized to support EntreMed's method validation.

Chiron will perform all assays listed on Table 3 for all full scale development and cGMP lots with the exception that the working cell bank ID test will be performed only once for each bank that is sent to Chiron.

For assays provided by EntreMed, as indicated in Table 3, the following system will apply to demonstrate equivalent assay performance at EntreMed and Chiron laboratories:

       |X| EntreMed will provide the standards (control reference standards including applicable protein pool samples and including final bulk product showing the range of ". . .") and Process Validation Protocols
       |X| Chiron will confirm acceptance of the control reference standards |X| Chiron will generate SOPs based on the protocols, if necessary
       |X| Chiron will then perform assays per EntreMed's protocols or Chiron's
           SOPs, as applicable
       |X| Chiron will provide the data summary to EntreMed as specified per
           EntreMed protocols or Chiron SOPs, as appropriate
       |X| Chiron will provide a copy of the raw data to EntreMed
       |X| EntreMed will write the equivalency/validation report

For validated assays provided by EntreMed, Chiron will run the assays as mutually agreed to demonstrate that the assays perform equivalently at EntreMed and Chiron laboratories (equivalency studies). However, Chiron will not perform any assay validation testing or services such as sensitivity, robustness, limitation of quantitation, limitation of detection, and interday or intraday variability.

For unvalidated assays provided by EntreMed, Chiron will perform co-validation services such as sensitivity, robustness, limitation of quantitation, limitation of detection, and interday or intraday variability, if requested by EntreMed in writing. If such co-validation services require more Chiron resources than the equivalency study described above, then the additional resources will be provided as additional services.

For assays provided by Chiron, listed on Table 3, if any such assays require modification or development to perform properly with EntreMed's product and matrix, such work would be performed as additional services, if requested by EntreMed in writing.

For assays provided by Chiron, listed on Table 3, Chiron will perform validation services such as sensitivity, robustness, limitation of quantitation, limitation of detection, and interday or intraday variability, if necessary, for use of the assay with EntreMed's process, and if requested by EntreMed in writing. Such assay validation services would be performed as additional services.


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COMMISSION]


TABLE 3) IN-PROCESS ASSAYS PERFORMED BY CHIRON

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         ASSAY RESULT
                                                                                              WHO        USED FOR       TEST FOR
                                                                             WHO RUNS ASSAY   PROVIDES   PAYMENT        IP, ID, OR
     SAMPLE           TEST             METHOD              SPECIFICATION     AND WHERE *      ASSAY *    CRITERIA **    R ***
------------------------------------------------------------------------------------------------------------------------------------
1.   ". . ."          ". . ."          ". . ."             ". . ."           ". . ."          ". . ."    ". . ."        ". . ."
------------------------------------------------------------------------------------------------------------------------------------
2.   ". . ."          ". . ."          ". . ."             ". . ."           ". . ."          ". . ."    ". . ."        ". . . ".
------------------------------------------------------------------------------------------------------------------------------------
3.   ". . ."          ". . ."          ". . ."             ". . ."           ". . ."          ". . ."    ". . ."        ". . ."
------------------------------------------------------------------------------------------------------------------------------------
4.   ". . ."          ". . ."          ". . ."             ". . ."           ". . ."          ". . ."    ". . ."        ". . ."
------------------------------------------------------------------------------------------------------------------------------------
5.   ". . ."          ". . ."          ". . ."             ". . ."           ". . ."          ". . ."    ". . ."        ". . ."
------------------------------------------------------------------------------------------------------------------------------------
6.   ". . ."          ". . ."          ". . ."             ". . ."           ". . ."          ". . ."    ". . ."        ". . ."
------------------------------------------------------------------------------------------------------------------------------------
7.   ". . ."          ". . ."          ". . ."             ". . ."           ". . ."          ". . ."    ". . ."        ". . ."
------------------------------------------------------------------------------------------------------------------------------------
8.   ". . ."          ". . ."          ". . ."             ". . ."           ". . ."          ". . ."    ". . ."        ". . ."
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
9.   ". . ."          ". . ."          ". . ."             ". . ."           ". . ."          ". . ."    ". . ."        ". . ."
------------------------------------------------------------------------------------------------------------------------------------
10.  ". . ."          ". . ."          ". . ."             ". . ."           ". . ."          ". . ."    ". . ."        ". . ."
------------------------------------------------------------------------------------------------------------------------------------
11.  ". . ."          ". . ."          ". . ."             ". . ."           ". . ."          ". . ."    ". . ."        ". . ."
------------------------------------------------------------------------------------------------------------------------------------
12.  ". . ."          ". . ."          ". . ."             ". . ."           ". . ."          ". . ."    ". . ."        ". . ."
------------------------------------------------------------------------------------------------------------------------------------
13.  ". . ."          ". . ."          ". . ."             ". . ."           ". . ."          ". . ."    ". . ."        ". . ."
------------------------------------------------------------------------------------------------------------------------------------
14.  ". . ."          ". . ."          ". . ."             ". . ."           ". . ."          ". . ."    ". . ."        ". . ."
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
15.  ". . ."          ". . ."          ". . ."             ". . ."           ". . ."          ". . ."    ". . ."        ". . ."
------------------------------------------------------------------------------------------------------------------------------------
16.  ". . ."          ". . ."          ". . ."             ". . ."           ". . ."          ". . ."    ". . ."        ". . ."
------------------------------------------------------------------------------------------------------------------------------------
17.  ". . ."          ". . ."          ". . ."             ". . ."           ". . ."          ". . ."    ". . ."        ". . ."
------------------------------------------------------------------------------------------------------------------------------------
18.  ". . ."          ". . ."          ". . ."             ". . ."           ". . ."          ". . ."    ". . ."        ". . ."
------------------------------------------------------------------------------------------------------------------------------------
19.  ". . ."          ". . ."          ". . ."             ". . ."           ". . ."          ". . ."    ". . ."        ". . ."
------------------------------------------------------------------------------------------------------------------------------------


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COMMISSION]


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         ASSAY RESULT
                                                                                              WHO        USED FOR       TEST FOR
                                                                             WHO RUNS ASSAY   PROVIDES   PAYMENT        IP, ID, OR
     SAMPLE           TEST             METHOD              SPECIFICATION     AND WHERE *      ASSAY *    CRITERIA **    R ***
------------------------------------------------------------------------------------------------------------------------------------
20.  ". . ."          ". . ."          ". . ."             ". . ."           ". . ."          ". . ."    ". . ."        ". . ."
------------------------------------------------------------------------------------------------------------------------------------
21.  ". . ."          ". . ."          ". . ."             ". . ."           ". . ."          ". . ."    ". . ."        ". . ."
------------------------------------------------------------------------------------------------------------------------------------
22.  ". . ."          ". . ."          ". . ."             ". . ."           ". . ."          ". . ."    ". . ."        ". . ."
------------------------------------------------------------------------------------------------------------------------------------
23.  ". . ."          ". . ."          ". . ."             ". . ."           ". . ."          ". . ."    ". . ."        ". . ."
------------------------------------------------------------------------------------------------------------------------------------
24.  ". . ."          ". . ."          ". . ."             ". . ."           ". . ."          ". . ."    ". . ."        ". . ."
------------------------------------------------------------------------------------------------------------------------------------
25.  ". . ."          ". . ."          ". . ."             ". . ."           ". . ."          ". . ."    ". . ."        ". . ."
------------------------------------------------------------------------------------------------------------------------------------
26.  ". . ."          ". . ."          ". . ."             ". . ."           ". . ."          ". . ."    ". . ."        ". . ."
------------------------------------------------------------------------------------------------------------------------------------
27.  ". . ."          ". . ."          ". . ."             ". . ."           ". . ."          ". . ."    ". . ."        ". . ."
------------------------------------------------------------------------------------------------------------------------------------
28.  ". . ."          ". . ."          ". . ."             ". . ."           ". . ."          ". . ."    ". . ."        ". . ."
------------------------------------------------------------------------------------------------------------------------------------
29.  ". . ."          ". . ."          ". . ."             ". . ."           ". . ."          ". . ."    ". . ."        ". . ."
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
30.  ". . ."          ". . ."          ". . ."             ". . ."           ". . ."          ". . ."    ". . ."        ". . ."
------------------------------------------------------------------------------------------------------------------------------------
31.  ". . ."          ". . ."          ". . ."             ". . ."           ". . ."          ". . ."    ". . ."        ". . ."
------------------------------------------------------------------------------------------------------------------------------------
32.  ". . ."          ". . ."          ". . ."             ". . ."           ". . ."          ". . ."    ". . ."        ". . ."
------------------------------------------------------------------------------------------------------------------------------------
33.  ". . ."          ". . ."          ". . ."             ". . ."           ". . ."          ". . ."    ". . ."        ". . ."
------------------------------------------------------------------------------------------------------------------------------------
34.  ". . ."          ". . ."          ". . ."             ". . ."           ". . ."          ". . ."    ". . ."        ". . ."
------------------------------------------------------------------------------------------------------------------------------------
35.  ". . ."          ". . ."          ". . ."             ". . ."           ". . ."          ". . ."    ". . ."        ". . ."
------------------------------------------------------------------------------------------------------------------------------------
36.  ". . ."          ". . ."          ". . ."             ". . ."           ". . ."          ". . ."    ". . ."        ". . ."
------------------------------------------------------------------------------------------------------------------------------------
37.  ". . ."          ". . ."          ". . ."             ". . ."           ". . ."          ". . ."    ". . ."        ". . ."
------------------------------------------------------------------------------------------------------------------------------------
38.  ". . ."          ". . ."          ". . ."             ". . ."           ". . ."          ". . ."    ". . ."        ". . ."
------------------------------------------------------------------------------------------------------------------------------------
39.  ". . ."          ". . ."          ". . ."             ". . ."           ". . ."          ". . ."    ". . ."        ". . ."
------------------------------------------------------------------------------------------------------------------------------------
40.  ". . ."          ". . ."          ". . ."             ". . ."           ". . ."          ". . ."    ". . ."        ". . ."
------------------------------------------------------------------------------------------------------------------------------------



* Ch = Chiron, En = EntreMed, VMF = Vacaville, Em = Emeryville, QA = Quality Assurance, QC = Quality Control, Man = Manufacturing
  Ch/En = EntreMed provides product specific information
". . ."
*** IP = in process, ID = identification, R = release (Conforming Assays),
    C of A = certificate of analysis


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COMMISSION]


(C) To be included only upon acceptance of a change order by EntreMed

POSSIBLE ADDITIONAL ASSAYS
Table 3 is a comprehensive summary of in-process assays that Chiron will perform. If EntreMed requests Chiron to perform any additional assays, in writing, Chiron may perform such assays at its discretion as additional services.

a. EntreMed can request Chiron, in writing, to perform ". . ." to characterize the process as additional services.

b. EntreMed can request Chiron, in writing, to perform ". . ." as additional services.

8.     TECHNOLOGY TRANSFER:

EntreMed & Chiron are jointly responsible for the successful technology transfer to Chiron as follows:

1.  The manufacturing documents reflect data accurately from the ". . ."
2. Correctly define the necessary in-process testing required to assure that the process is under control and will produce material of suitable quality
3. Assuring that the process will match the process equipment available at the plant
4. Assuring that the process will be robust and scaleable during startup at full scale
5.  Identifying any new process equipment needed to run the process at the plant
6. The grade, raw material list and amounts of raw materials to be used for 10 L scale, 2,000 L scale, and 10,000 L (Bill of Material (BOM) and the order in which they should be added
7. The necessary in-process assays (See Table 3) and the frequency of data collection
8. The process operating parameter ranges, e.g., ". . ."and expected limits for process variables, e.g., cell density harvest should be ". . ."
9. A troubleshooting sample plan (The "troubleshooting" sample plan will enable the Chiron/EntreMed Planning Team to quickly localize and resolve any failures during full scale development or cGMP runs)
10. Actual data from representative runs at EntreMed and the expected range of results, e.g., ". . ."
11. Sensitive aspects of a step, e.g. ". . ."
12. All applicable packaging and shipping procedures including temperature and storage time limits
13. Stability of the Product at HIC pool and purified bulk hold points
14. Packed column performance criteria for the 2,000 L scale
15. Deciding upon and approving any changes in the process during start-up
16. Assuring that the in-process assays are appropriate for use in a manufacturing setting, and operate properly at the manufacturing site during startup
17. Participating in VMF and CMF facility walk throughs prior to the development runs to review and edit BPRs

It is clearly realized that EntreMed is responsible for Process Development, however, to make this project successful, Chiron and EntreMed will share the responsibility as partners for the success of the Technology Transfer. Nevertheless, because EntreMed will maintain ownership of the process, EntreMed will take leadership for the above items 8 - 17. Chiron will make reasonable efforts to report to EntreMed any concerns it identifies regarding the technology, the robustness and scalability of EntreMed's process based on its past experience, observation of the process at EntreMed's current contractor and bench-scale testing of the process at Chiron. Chiron will advise EntreMed on how


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COMMISSION]


particular concerns may be addressed. However, it will be EntreMed's decision whether to implement any of Chiron's advice. Unresolved issues will be referred to the Management Committee.

Chiron, in consultation with EntreMed and drawing upon information provided by EntreMed's TTP, will develop a 10,000 L Technology Transfer Report (TTR) defining the process in detail to Chiron manufacturing. The report will specify at the 10,000 L scale for VMF and CMF:

A) the grade, raw material list and amounts of raw materials to be used at 10,000 L scale (Bill of Material (BOM)) and the order in which they should be added
B) the process operating parameter ranges, e.g., ". . ." and expected limits for process variables, e.g., cell density harvest should be ". . ."
C) the necessary in-process assays (See Table 3) and the frequency of data collection
D)  packed column performance criteria for 10,000 L

An acceptable 10,000 L technology transfer report must be finalized and mutually agreed to by the Planning Team at least five weeks prior to the start of the 10,000 L Development runs. The date by which the TTR needs to be approved will be agreed to by the Planning Team and will be highlighted in the detail project plan. Substantive changes to the TTR within five weeks to the start of production could jeopardize the project schedule. If EntreMed requests changes to the TTR that could delay the start of production, the matter will be referred to the Management Committee for resolution. If appropriate, EntreMed will pay Chiron the applicable facility idle fees specified in Section 16.

One or more Chiron process development representatives may visit EntreMed's manufacturing facility to observe EntreMed's 2,000 L bulk Endostatin manufacturing process.

One or more Chiron process development representatives will participate in VMF and CMF facility walk throughs prior to the development runs and will work with EntreMed on the successful development of BPRs, MPRs and SOPs relevant to EntreMed's process

Chiron will be responsible for sharing technology transfer responsibilities and advising EntreMed about how the process could be modified to improve robustness or scalability but Chiron will not be responsible for changing the process or undertaking any specific process development work unless mutually agreed to as additional services.

MINIMUM ENTREMED PERSONNEL SUPPORT AT CHIRON:

1. EntreMed technical representatives will reasonably train all Chiron personnel in the use of EntreMed's assays prior to the start of bench scale runs.
2. EntreMed technical representatives should be available, whenever reasonably necessary, for consultation via telephone or at Chiron, if required, during the bench scale runs.
3. EntreMed technical representatives will participate in VMF and CMF facility walk throughs prior to the development runs to review and advise Chiron on the BPRs, MPRs and SOPs relevant to EntreMed's process.


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COMMISSION]


4. EntreMed will make technical representatives or its designees available during the development runs. The technical representatives will provide process advice, make process related decisions such as selecting setting for process parameters based on analytical results, make go/no go production decisions, provide support for trouble shooting and help coordinate sampling programs. Some portions of the development runs shall occur during off-shifts or night shifts. Chiron strongly prefers having the EntreMed technical representatives onsite. If it is not possible to have the technical representatives onsite, EntreMed will ensure that the technical representatives are available by cell phone or other modes of communication. The technical representatives must be empowered to make decisions about the process. Such decisions shall be immediately documented in writing to Chiron.
5. EntreMed may provide technical representatives during the VMF and CMF cGMP runs to provide process advice, observe production, make go/no go production decisions, provide support for the trouble shooting.
6. EntreMed's participation in the above activities should be discussed and agreed to by the Planning Team.

BENCH SCALE RUNS:

Chiron will perform up to ". . ." (if necessary) non-cGMP 10 L fermentor runs executed in accordance with 10 L protocol and procedures supplied by EntreMed. The runs will be performed at Chiron's Emeryville process development facilities. The purpose will be to monitor ". . ." and ". . ." during the run and to mutually compare the results to data generated by EntreMed during runs of similar scale to determine whether the process and assays were transferred successfully to Chiron at bench scale. Chiron process development will prepare a brief (approximate 1 page) summary report for EntreMed outlining the work performed, results and conclusions for each fermentor run.

Chiron will use the bench scale harvest broth to perform up to ". . ." (if necessary) non-cGMP downstream processing runs (DSP). Chiron process development will prepare a brief (approximate 1 page) summary report for EntreMed outlining the work performed, results and conclusions for each DSP run.

If the Planning Team so desires, a portion of the 10 liter fermentation harvest and purified bulk material produced by Chiron will be sent to EntreMed for further processing and characterization. EntreMed will advise Chiron if any unexpected results are determined. If unexpected results are determined, the parties will decide whether to perform additional 10 L fermentation and downstream processing runs and as an additional service prior to the initial VMF development run. However, performance of additional 10 L fermentation and downstream processing runs could result in delay of the VMF and CMF development runs

Upon completion of the bench scale runs, EntreMed shall authorize Chiron to initiate the development runs, at its discretion. However, EntreMed shall pay Chiron the applicable Facility Delay Fees specified in Section16 if EntreMed requests a delay of the scheduled VMF or CMF development runs and Chiron has executed the bench scale runs per agreed upon protocols and procedures.


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COMMISSION]


OPTIONAL BENCH SCALE PROCESS DEVELOPMENT SERVICES

EntreMed may request and Chiron may provide process development services to increase the working volume of the VMF fermentor for the manufacture of the Product. The process development services could include bench scale runs to study: ". . ." The development services could include work to determine whether ". . ." EntreMed would pay Chiron to perform these services as additional services. The services would be subject to staff availability and mutual agreement on scope, schedule, cost and other necessary terms. Chiron may credit a portion of the fee for these development services towards future full-scale manufacturing fees.

DEVELOPMENT RUNS:

The ". . ." development runs (The "Development Runs") scheduled for VMF will proceed all the way through the initial chromatography column, if possible. If ". . ." lots at VMF generate useable bulk, such lots will be used to perform ". . ." development runs at CMF. If only ". . ." Chiron may perform additional development runs as additional services, if requested by EntreMed. Chiron will take samples from the VMF development runs as requested by EntreMed and then Chiron, after consultation with EntreMed, will dispose of the development Product that is not processed further at the VMF or CMF.

Upon completion of the development run(s), EntreMed shall authorize Chiron to initiate the cGMP runs, at its discretion. However, EntreMed shall pay Chiron the applicable Facility Delay Fees specified in Section16 if EntreMed requests a delay of the scheduled VMF or CMF cGMP runs and Chiron has executed at least one integrated development run per agreed upon procedures.

CHIRON PROCESS DEVELOPMENT SUPPORT AT VMF AND CMF:

Chiron fermentation and downstream processing specialists will provide up to a total of five (5) weeks of advisory support including trouble shooting during the development and/or cGMP runs. The weeks of support shall be allocated between the VMF and CMF as mutually agreed upon by the Planning Team. The specialists will arrange their schedules such that one specialist will be onsite at VMF or CMF at all times during the development runs (24 hours/day, coverage Monday - Friday). Chiron specialists will provide advice based on past experience. EntreMed will decide whether to follow any of Chiron's advice. During the development runs, Chiron Process

Development staff will advise the EntreMed technical representative how to maximize fermentor working volume with the process constraints provided by EntreMed. However, such advice could increase risk of losing a run, e.g., a higher working volume than initially agreed upon could cause overflow of the fermentor and loss of the run at EntreMed's cost. It will be the EntreMed representative's sole responsibility to decide whether to act upon the advice and to communicate the desire to implement a change to Chiron by signing the appropriate change document. The change document must be signed by the EntreMed representative prior to Chiron implementing the change.

PROCESS VALIDATION:

". . .". Therefore, EntreMed will need to specify a validatable process step(s) such as in-line filtration, that reduces live host organisms to a pre-approved Chiron level for material that is brought into the CMF. Chiron will review and approve the validation procedure in advance to assure that it is acceptable


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COMMISSION]


for its regulatory concerns. In the event that EntreMed uses an ". . ." that Chiron has previously validated to ". . ." no additional validations will be required.

Under the terms of this Agreement, Chiron shall not be responsible for any process validation activities. If requested by EntreMed, Chiron will take samples during the qualification/validation lots in accordance with EntreMed's process validation protocol to support EntreMed's process consistency validation work. Chiron will take the samples, package them and mail them in accordance with provisions of the Process Samples section below. Fees for the optional process validation samples are further specified in Section 16 as additional services.

Chiron will also perform additional testing for the qualification/validation lots, in accordance with EntreMed's process validation protocol. The Planning Team shall plan the activities associated with the additional testing and provide Chiron sufficient notice to ensure that appropriate resources are available. Such additional testing would be performed as additional services.

PROCESS SAMPLES:

Chiron and EntreMed will jointly be responsible for generating a troubleshooting and retain sample plan for the full scale runs. The sample plans must list the sample name, container type, sample volume, storage condition and when and where in the process to take each sample. Prior to the start of development runs, Chiron will review with EntreMed where the samples will be taken in the VMF and CMF. EntreMed is responsible for confirming that Chiron is taking the correct samples during production. Chiron will be responsible for supplying containers and labels, taking the samples, recording the samples taken and proper storage of all samples. EntreMed will provide packaging procedures for the samples.

Chiron will hold troubleshooting and final Bulk Product retain samples until the agreement term. In the event of an upset during production, EntreMed may authorize Chiron to perform additional assays on the troubleshooting or Final Bulk Product retain samples as additional services.

At least sixty (60) days prior to the agreement term, EntreMed will notify Chiron where to send the troubleshooting and final Bulk Product retain samples. Chiron will package such samples in accordance with EntreMed's packaging procedures and deliver the packages to EntreMed's designated shipping company for shipment to any destination specified by EntreMed. EntreMed accepts all responsibility for the packaged samples after the shipment has been accepted by the shipper.

For samples that Chiron will perform assays on, Chiron manufacturing will distribute the samples to the appropriate locations and will gather the resulting data for enclosure with the lot package.

Chiron manufacturing will make two final Bulk Product samples available for shipment to EntreMed immediately upon completion of the lot for bioactivity analysis by EntreMed or their designee

WORKING CELL BANK:

EntreMed will provide Chiron with a sufficient quantity of released vials (but not less than ". . ." vials) of working cell bank for the entire campaign at Vacaville and the bench scale run(s) including a safety allowance. EntreMed will provide additional vials to Chiron, at EntreMed's cost, as requested for future


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COMMISSION]


production campaigns. EntreMed will provide storage procedures for its working cell bank. EntreMed will provide certification to Chiron that its working cell bank is:

". . ."

In the event that EntreMed and Chiron do not execute an agreement providing for an additional campaign beyond the scheduled campaigns specified on Figure 3 prior to this agreement term, Chiron shall return to EntreMed all vials of Endostatin working cell bank located at Chiron's VMF facility. ". . ."

PRODUCT STABILITY STUDIES:

Under the terms of this Agreement, Chiron shall not be responsible for performing product stability studies and associated testing. EntreMed shall obtain stability data on the HIC column pool bulk material as quickly as possible.









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COMMISSION]


COLUMN PACKING & RESIN STORAGE:

Chiron will pack and unpack columns in accordance with approved SOPs. ". . ." EntreMed will authorize Chiron whether to proceed with production or not based on the spike test results compared to reasonable standards agreed to by the parties in advance. EntreMed will provide Chiron with procedures for short and long-term storage of the resin. EntreMed will be responsible for the cost of replacing resin if Chiron follows approved procedures during column packing, unpacking or long-term storage and the resin is not acceptable for use, Chiron is not obligated to keep columns packed for any length of time after the last scheduled run.

It is anticipated that during packing and unpacking of the chromatography columns, normal losses of chromatography resin will occur. EntreMed is responsible for replacing any normal losses of chromatography resin at EntreMed's cost.

In the event that EntreMed and Chiron do not execute an agreement providing for an additional campaign beyond the scheduled campaigns, specified on Figure 3, prior to this agreement term, Chiron shall return to EntreMed chromatography resins located at Chiron's VMF or CMF facilities. EntreMed shall pay all applicable freight, tax and insurance costs.

In the event that EntreMed and Chiron do execute an agreement providing for an additional campaign beyond the scheduled campaigns, specified on Figure 3, prior to this agreement term, Chiron will provide storage services using approved procedures. Such storage services shall include storage in polypropylene carboys in a controlled area. EntreMed shall pay Chiron for the storage services as additional services at additional cost.

EQUIPMENT:

Chiron and EntreMed technical representatives have reviewed Chiron's VMF and CMF functional specifications and toured Chiron's VMF, CMF, bench-scale and V warehouse facilities, and Quality test laboratories and have concluded that the only new process or laboratory equipment required for Chiron to perform the fermentation, recovery, purification and testing of the Product is summarized on Table 4.






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COMMISSION]


TABLE 4:  NEW EQUIPMENT

---------------------------------------------------------------------------------------------------------------
                                                                CHIRON SPECIFIES &            ESTIMATED
                                                                     PROCURES                 COST ($)
---------------------------------------------------------------------------------------------------------------
  BENCH SCALE:
---------------------------------------------------------------------------------------------------------------
o        ". . ."                                                      ". . ."
---------------------------------------------------------------------------------------------------------------
o        ". . ."                                                      ". . ."
---------------------------------------------------------------------------------------------------------------
o        ". . ."                                                      ". . ."
---------------------------------------------------------------------------------------------------------------
  VMF RECOVERY:
---------------------------------------------------------------------------------------------------------------
  ". . ."
---------------------------------------------------------------------------------------------------------------
o        ". . ."                                                      ". . ."
---------------------------------------------------------------------------------------------------------------
o        ". . ."                                                      ". . ."                   ". . ."
---------------------------------------------------------------------------------------------------------------
  VMF CHROMATOGRAPHY:
---------------------------------------------------------------------------------------------------------------
  ". . ."
---------------------------------------------------------------------------------------------------------------
o        ". . ."                                                      ". . ."
---------------------------------------------------------------------------------------------------------------
o        ". . ."                                                      ". . ."
---------------------------------------------------------------------------------------------------------------
o        ". . ."                                                      ". . ."
---------------------------------------------------------------------------------------------------------------
o        ". . ."                                                      ". . ."                   ". . ."
---------------------------------------------------------------------------------------------------------------
  HIC STEP
---------------------------------------------------------------------------------------------------------------
o        ". . ."                                                      ". . ."
---------------------------------------------------------------------------------------------------------------
o        ". . ."                                                      ". . ."                   ". . ."
---------------------------------------------------------------------------------------------------------------
o        ". . ."                                                      ". . ."
---------------------------------------------------------------------------------------------------------------
o        ". . ."                                                      ". . ."
---------------------------------------------------------------------------------------------------------------
  CMF PURIFICATION
---------------------------------------------------------------------------------------------------------------
  ". . ."
---------------------------------------------------------------------------------------------------------------
o        ". . ."                                                      ". . ."                   ". . ."
---------------------------------------------------------------------------------------------------------------
o        ". . ."                                                      ". . ."
---------------------------------------------------------------------------------------------------------------
o        ". . ."                                                      ". . ."
---------------------------------------------------------------------------------------------------------------
  CONCENTRATION AND DIAFILTRATION STEP
---------------------------------------------------------------------------------------------------------------
o        ". . ."                                                      ". . ."
---------------------------------------------------------------------------------------------------------------
o        ". . ."                                                      ". . ."                   ". . ."
---------------------------------------------------------------------------------------------------------------
TOTAL ESTIMATED COST                                                                            ". . ."
---------------------------------------------------------------------------------------------------------------

NOTES:

1. Time to specify, purchase, and start-up equipment must be taken into consideration by the Planning Team.

EntreMed will review and approve the process parameters for any equipment that Chiron procures for EntreMed's process.

Chiron will install the new equipment and perform installation qualification
(IQ) and operational qualification (OQ) validations, if applicable during facility change over weeks, if possible.


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COMMISSION]


STORAGE OF ENTREMED EQUIPMENT

In the event that EntreMed and Chiron do not execute an agreement providing for an additional campaign beyond the scheduled campaigns specified on Figure 3 prior to this agreement term, Chiron shall return to EntreMed all equipment owned by EntreMed and located at Chiron's VMF or CMF facilities. ". . ."

In the event that EntreMed and Chiron do execute an agreement providing for an additional campaign beyond the scheduled campaigns specified on Figure 3 prior to this agreement term, Chiron will arrange for its moving and storage provider, to provide storage services for equipment by EntreMed and located at Chiron's VMF and CMF facilities. Such storage services shall include loading, crating, transit and storage of the EntreMed equipment. ". . ."






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COMMISSION]


9.     PROCESS ASSUMPTIONS:

Chiron's proposal is based on the information currently provided by EntreMed on the process. Both Chiron and EntreMed understand that the process is under development and may change in the future. Before initiating the Development Runs, the Planning Team will ensure that the process assumptions are correct to the best of their knowledge. Any impact on the operation of the process at VMF or CMF will be evaluated by the Planning Team and if required, will be reviewed by the Management Committee. Need for additional services by Chiron will be evaluated by the Management Committee:

CURRENT OVERALL PROCESS ASSUMPTIONS:

1. The Process Flow Diagram (PFD) represents the current process. See attached Figure - 1.

2. The process steps can be run in equal or less time than is shown on the PFD.

3.  The volumes and flow rates shown on the PFD will not be exceeded.

4.  Use of bags to hold the Product and buffers is acceptable.


FERMENTATION & RECOVERY ASSUMPTIONS:

1. The cycle time for processing each production lot including fermentation and column operations with a sham cleaning run will be ". . ." at the VMF ". . ."

2.  ". . ."

3.  ". . ."

PURIFICATION ASSUMPTIONS:

1.  ". . ."

2.  ". . ."

3. The cycle time for processing each production lot will be ". . ." at the CMF ". . ."

4.  Column cleaning sham runs are included.

5.  ". . ."

6.  For the ". . ."



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COMMISSION]


FIGURE-1. ENDOSTATIN PROCESS FLOW DIAGRAM












                                       41
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[". . ." indicates that material has been omitted pursuant to Confidential
Treatment Request]                                                        REV1.0
                                                                   15 March 2000
FIGURE 1)                     PROCESS FLOW DIAGRAM
                                  FOR VACAVILLE
           [CONFIDENTIAL TREATMENT REQUESTED FOR PROCESS FLOW DIAGRAM]

ADDITIONS                   PRODUCT FLOW           WASTE STREAMS          DURATION
----------------------------------------------------------------------------------
". . ."                       ". . ."                ". . ."
". . ."                       ". . ."
". . ."                       ". . ."
". . ."                       ". . ."                ". . ."
". . ."                       ". . ."                ". . ."
". . ."                       ". . ."                ". . ."

                              ". . ."                ". . ."

". . ."                       ". . ."                ". . ."
". . ."                       ". . ."
". . ."                       ". . ."
". . ."                       ". . ."

                              ". . ."                ". . ."

". . ."                       ". . ."                                   ". . ."
". . ."                       ". . ."                                   ". . ."
". . ."                       ". . ."                                   ". . ."
". . ."                       ". . ."                                   ". . ."
". . ."                       ". . ."                                   ". . ."
". . ."                       ". . ."                                   ". . ."
". . ."                       ". . ."
". . ."                       ". . ."                ". . ."
". . ."
". . ."                                              ". . ."
". . ."                       ". . ."                ". . ."
". . ."                       ". . ."                ". . ."
". . ."                       ". . ."                ". . ."
". . ."                                              ". . ."
". . ."                                              ". . ."
". . ."                       ". . ."                ". . ."
". . ."                       ". . ."                ". . ."
". . ."                       ". . ."
". . ."
". . ."
". . ."                       ". . ."                ". . ."
". . ."                       ". . ."                ". . ."
". . ."                                              ". . ."


". . ."                                              ". . ."

[". . ." indicates that material has been omitted pursuant to Confidential
Treatment Request]                                                        REV1.0
                                                                   15 March 2000
FIGURE 1)                     PROCESS FLOW DIAGRAM
                                  FOR VACAVILLE
           [CONFIDENTIAL TREATMENT REQUESTED FOR PROCESS FLOW DIAGRAM]

ADDITIONS             PRODUCT FLOW           WASTE STREAMS                    DURATION
----------------------------------------------------------------------------------------

". . ."                 ". . ."
". . ."                 ". . ."                                               ". . ."
". . ."                 ". . ."
". . ."                 ". . ."
". . ."                 ". . ."                          ". . ."
". . ."                 ". . ."                          ". . ."
". . ."                 ". . ."
". . ."                 ". . ."
". . ."                 ". . ."                          ". . ."
                        ". . ."
                        ". . ."                          ". . ."
". . ."                                   ". . ."
". . ."                                   ". . ."
                                          ". . ."

". . ."                                   ". . ."
". . ."                 ". . ."                                               ". . ."
". . ."                 ". . ."
". . ."                 ". . ."                                               ". . ."
". . ."                 ". . ."           ". . ."
". . ."                 ". . ."           ". . ."
". . ."                 ". . ."
". . ."                 ". . ."
". . ."
". . ."                 ". . ."
". . ."                 ". . ."
". . ."                 ". . ."

". . ."                                   ". . ."
". . ."                                   ". . ."
". . ."                                   ". . ."
                                          ". . ."

[". . ." indicates that material has been omitted pursuant to a Confidential Treatment Request]
FIGURE 1)                 PROCESS FLOW DIAGRAM
                                     FOR CMF
       [CONFIDENTIAL TREATMENT REQUESTED FOR PROCESS FLOW DIAGRAM]

CMF PRODUCTION                                            CMF PRODUCTION

". . ."                                                           ". . ."

". . ."                             ". . ."                       ". . ."
". . ."                             ". . ."                       ". . ."
". . ."                             ". . ."                       ". . ."
". . ."                             ". . ."                       ". . ."
". . ."                             ". . ."
". . ."                             ". . ."
". . ."                             ". . ."                       ". . ."
". . ."                             ". . ."
". . ."                             ". . ."
". . ."                             ". . ."
". . ."                                                           ". . ."
". . ."
". . ."
". . ."
". . ."
". . ."                             ". . ."                       ". . ."
". . ."                             ". . ."                       ". . ."
". . ."
". . ."                             ". . ."                       ". . ."
". . ."                             ". . ."                       ". . ."
". . ."                             ". . ."                       ". . ."
". . ."                             ". . ."                       ". . ."
                                                                  ". . ."
                                                                  ". . ."
                                                                  ". . ."
                                                                  ". . ."
                                                                  ". . ."
                                    ". . ."                       ". . ."
". . ."                             ". . ."                       ". . ."
". . ."                             ". . ."
". . ."                             ". . ."
". . ."                             ". . ."
". . ."                             ". . ."                       ". . ."
". . ."                             ". . ."
". . ."                             ". . ."
". . ."                             ". . ."
". . ."                             ". . ."                       ". . ."
". . ."                             ". . ."                       ". . ."
". . ."                             ". . ."                       ". . ."
". . ."                             ". . ."                       ". . ."
". . ."                             ". . ."                       ". . ."

[". . ." indicates that material has been omitted pursuant to a Confidential Treatment Request]
FIGURE 1)                 PROCESS FLOW DIAGRAM
                                     FOR CMF
       [CONFIDENTIAL TREATMENT REQUESTED FOR PROCESS FLOW DIAGRAM]

CMF PRODUCTION                                            CMF PRODUCTION

                                    ". . ."
                                    ". . ."



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COMMISSION]


10.    REGULATORY:

REGULATORY SUPPORT

Chiron will manufacture in accordance with cGMP except during the bench scale and development test runs. Chiron will audit its cGMP areas, BPRs/MPRs, validation protocols and reports, and cGMP training records of personnel in accordance with its approved procedures, applicable law and this Agreement.

Equipment in the fermentation and purification areas is not generally dedicated, except for chromatographic resins and reusable filters and membranes. Cleaning is validated for each piece of multi-product equipment, or if applicable, the equipment is entered into the cleaning matrix, in which case a full cleaning validation is not performed. There are some pieces of equipment that are currently used for only one product, but may in the future be multi-product.

If needed, Chiron will obtain a license supplement from necessary health authorities to introduce the Product into its licensed VMF and CMF facilities and V warehouse. Chiron will provide copies of regulatory submissions to EntreMed that are related to the processing of the Product within five (5) working days of the submission but, Chiron will have the right to redact information not specific to Endostatin.

Chiron will obtain approval from its biosafety committee to introduce EntreMed's working cell line into its facilities.

EntreMed will complete Chiron's questionnaire for introducing new products or host organisms into VMF and CMF and provide all technical information to Chiron to assure that the Product and host organism are suitable for Chiron's facilities. EntreMed will provide Chiron information on any specified raw materials that may be animal derived and characterization of its cell line relative to its toxicity. EntreMed will provide Chiron with copies of its working cell bank cell line characterization documentation.

Chiron and EntreMed agree to authorize cross reference of each other's manufacturing related FDA filings specific to the Product, as needed. EntreMed will permit Chiron to cross reference EntreMed's applicable documents as necessary.

FDA CBER will regulate EntreMed's Endostatin. In the event that either the VMF or CMF facility undergoes regulatory inspection for one of Chiron's products during the term of this Agreement, Chiron will be prepared to present cleaning and product changeover controls, facility validation reports and SOPs used for the production of the Product for EntreMed.

Chiron is solely responsible for coordinating, conducting and responding to such inspections. However, if appropriate EntreMed may provide input to regulatory authorities at its cost and Chiron's request. In the event of a regulatory inspection, Chiron shall provide EntreMed a copy of items under the current product license that are specific to the production of the Product that have been listed on the inspection Form 483. Chiron will have the right to redact proprietary information not specific to the production of the Product.


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Chiron will be responsible for any communications and audit responses to regulatory agencies specific to its facilities. If these responses impact Chiron's ability to deliver the Product per the agreed upon schedule or impacts the regulatory status of the Product, Chiron will consult with and notify EntreMed. EntreMed will prepare audit responses to regulatory agencies specific to EntreMed's process and product including process and assay method validations, if required.

EntreMed will have the opportunity to conduct cGMP audits, at its expense, of Chiron's manufacturing and testing areas that are used for manufacture and storage of the Product in accordance with provisions of this Agreement. If during EntreMed's audit(s), EntreMed identifies a facility or procedural non-conformity that the parties agree clearly does not conform to cGMP requirements, then Chiron will correct such non-conformity at its cost. If EntreMed desires any other changes to Chiron's approved facilities or procedures such changes will be at EntreMed's additional expense, if such changes are agreeable to Chiron.

FACILITY, UTILITY AND PROCESS EQUIPMENT MODIFICATIONS

As a commercially licensed pharmaceutical manufacturer, Chiron is in compliance with 21CFR 210, 21CFR211, and 21CFR600 through 680 and operates its VMF and CMF facilities, utility systems and process equipment in a fully validated and cGMP compliant manner.

EntreMed shall allow Chiron to make any regulatory mandated changes and each party will make sincere effort to allow other changes requested by the other party.

Once the cGMP runs begin, Chiron may from time to time need to modify the multi-product manufacturing facilities, utility systems, or process equipment that are used to manufacture the Product. Such modifications may include, but are not limited to, changes to air handling systems, manufacturing water systems, or equipment replacement.

Chiron, at its discretion, may consult with EntreMed prior to implementation of changes to the above which do not change the environmental quality limits for air or water, change the material of contact surfaces for product, alter the method of processing for the Product or change quality specifications defined in Chiron's validation reports. All information regarding these changes is available for audit by EntreMed.

Chiron will notify EntreMed of any changes to be made to the facilities, utility systems, or process equipment used to manufacture the Product when these changes will alter limits for environmental quality, product contact surfaces, the method of processing or the quality specifications defined in Chiron's validation reports. Chiron will provide all relevant information to EntreMed not less than thirty (30) calendar days prior to implementing such a change. EntreMed will review the change and provide written acceptance to Chiron within fifteen (15) calendar days after receiving this information from Chiron. EntreMed will not unduly withhold approval of such changes.

Chiron, at its discretion, may make emergency repairs and changes to its facilities, utility systems and process equipment to protect life and safety of its employees, and to keep its facilities in an operating mode without prior consultation with EntreMed. Chiron will notify EntreMed within seven (7) calendar


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COMMISSION]


days after implementation, if such repair or change affects environmental quality limits, material of contact surfaces, or method of processing the Product.

Following BLA approval for EntreMed's product. In addition to conditions listed under the paragraphs above contained in this regulatory section, Chiron will notify EntreMed of any changes to the facilities, utility systems, or process equipment which may require filing of a supplemental BLA by EntreMed. Notification will be provided not less than thirty (30) calendar days prior to implementation of the change. EntreMed will review the change and provide written acceptance to Chiron within fifteen (15) calendar days after receiving this information from Chiron. Should these changes also require a supplemental BLA filing by Chiron for its products, Chiron will provide written authorization for EntreMed to cross-reference any information contained in Chiron's FDA filings.

       a. Chiron will provide EntreMed with a copy of Chiron's FDA submissions that directly relate to manufacture of EntreMed's Product, excluding any SOPs or protocols, within five (5) working days of the time that this submission is made. Additionally, Chiron may redact any information contained in the submission that is not directly related to the processing of EntreMed's Product.

       b. SOPs and protocols are available to EntreMed during their audits of Chiron.

If the described change falls into the category for reporting in a product annual report, Chiron will authorize EntreMed to cross reference the information contained in the first annual report submitted by Chiron which describes the change. Chiron may, at its discretion, consult with EntreMed prior to implementing these types of changes.

Regulatory filings and correspondence to regulatory authorities relating to Chiron's facilities, utility systems, and multi-product process equipment are the sole responsibility of Chiron Corporation. Chiron may, when necessary, request additional input from EntreMed regarding the Product for these submissions, or request authorization to cross-reference EntreMed's regulatory filings.


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COMMISSION]


11.    FACILITY AND SYSTEM VALIDATION AND CLEANING:

In accordance with Chiron's procedures or policies, Chiron will be responsible for ". . ."

EntreMed will provide its Endostatin procedures used to clean process equipment including concentration, duration and temperature of exposure using ". . ." in its 2,000 L operations. EntreMed will also provide the data used to support its cleaning procedure. EntreMed will provide Chiron with representative ". . ." samples of the ". . ." to use to perform cleaning testing.

Prior to producing the Product for EntreMed at Vacaville, Chiron will perform coupon cleaning tests using samples of EntreMed's protein relative to Chiron's other proteins. Chiron will use its standard BCA assay to determine the level of residual protein, assuming that it performs acceptably. If the BCA assay does not perform acceptably, the parties will agree on additional services to develop an effective residual protein assay.

If EntreMed's protein is not the most difficult to clean, Chiron will not perform any additional cleaning validation of its existing equipment at VMF or CMF except as noted below. If EntreMed's protein is the most difficult to clean, Chiron may need to modify its approved cleaning methods and perform additional cleaning validation. Prior to implementation of such activities, the parties will agree upon additional services.

Chiron will perform cleaning validation of the following items including preparation of validation protocols and reports, if applicable, taking samples and performing assays:

". . ."

EntreMed will provide Chiron a recommended chromatography resin cleaning procedure and representative resin cleaning data.

EntreMed will provide a list of all of its ". . ." and their ". . ." to enable Chiron to assess:
1.  whether Chiron's ". . ." procedures are sufficient, i.e.". . ."
2. whether any ". . ." may be required at ". . .," such as ". . ." If cleaning validation of existing equipment is required, this would be additional services.

Chiron will not perform ". . ." for the new equipment listed on Table 4.


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COMMISSION]


12.    ENVIRONMENTAL AND SAFETY:

EntreMed shall supply Chiron with a material safety data sheet for the Endostatin drug substance and materials supplied by EntreMed. Chiron will be responsible for developing, implementing and following safety procedures for the handling and manufacture of the drug substance and waste handling procedures for the generation, treatment, storage and treatment or disposal of wastes relating thereto, that comply with all material federal and state environmental and occupational safety and health requirements and with voluntary NIH RAC guidelines for biotechnology. Appropriately trained Chiron EH&S staff will provide sufficient support to Chiron operations for production of the Product.

EFFLUENT DISCHARGE:

EntreMed will provide Chiron with representative samples of fermentor broth and certain purification waste streams. Sample volumes up to two (2) liters may be required depending on the number of assays/screens required to obtain required approval to discharge or ship the wastes to an acceptable contractor. If not possible, Chiron will attempt to use samples from the fermentation and downstream processing bench runs. Chiron will via a contract service, use the samples to perform waste stream characterization. Waste streams generated at VMF and CMF while manufacturing the Product for EntreMed will be handled per Chiron's approved procedures.

In the event that EntreMed's process can not use Chiron's validated cleaning methods for VMF or CMF process equipment or chromatography columns and introduces new regulated hazardous constituents into the VMF or CMF waste discharges, Chiron will need to evaluate the effluents for the augmented cleaning processes before the full-scale development or cGMP runs can be completed. If these wastes are not dischargable to Chiron's sanitary systems at VMF or CMF, Chiron will develop new collection methods as additional services.



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REQUEST, WHICH THE COMPANY HAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION]


13.    STORAGE & SHIPPING:

THE PRODUCT TRANSPORT FROM VMF TO EMERYVILLE:

At VMF, Chiron will fill the development or cGMP Product into containers. Chiron will transport the filled containers, using a refrigerated truck at ". . ." to appropriate Emeryville storage locations. Chiron will store the VMF Product at mutually agreed upon storage conditions until it is further processed at CMF.

PURIFIED PRODUCT STORAGE AT CHIRON:

Development Material. Chiron will fill the development purified Product lot(s) into containers at the CMF and store in an appropriate location segregated from cGMP material. Chiron will immediately make the CMF lot(s) of development Product available for shipment to EntreMed prior to EntreMed's acceptance of other conforming deliverables from Chiron.

cGMP Material. Chiron will fill the cGMP purified Product lots into containers at the CMF, and store in its V warehouse in accordance with Chiron's approved procedures. Chiron will store the cGMP purified Product for not more than thirty
(30) business days from receipt of Chiron's conforming deliverables at EntreMed.

Chiron will package filled containers into shipping cartons in accordance with EntreMed's packaging procedures and make the shipping cartons available to EntreMed's designated shipping company. EntreMed accepts all responsibility for the packaged material once its shipping company has accepted it.

PROCEDURES, DESIGN AND VALIDATION OF PRODUCT TRANSPORT AND SHIPPING:

Depending on EntreMed's specific requirements such as packaging configuration, highest and lowest acceptable shipping temperature, container material and size, fill volume, longest shipping time, etc., Chiron may have appropriately designed shipping cartons and validated packaging and shipping procedures for transferring development and cGMP Product from VMF to Emeryville and for shipping the Product from Chiron to EntreMed or its designated representatives.

If Chiron's approved shipping cartons and packaging and shipping procedures are directly applicable for EntreMed's Product, Chiron will use such cartons and procedures. However, if Chiron's approved cartons and procedures are not directly applicable, Chiron will develop and validate cartons and procedures as additional services, if requested by EntreMed, or EntreMed will develop and validate cartons and procedures.


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REQUEST, WHICH THE COMPANY HAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION]


14.    DELIVERABLES AND AUTHORIZATIONS

At the start of the project, the Planning Team will develop a detail project plan and will assign target dates and begin monitoring the status of each of the following deliverables. The project status may include the following categories; accepted, revisions in progress, rejected or urgent and overdue. The Planning Team will review this list during its routine weekly meetings and will update the Management Committee on the status of the project every month

SECTION I: PROJECT ESTABLISHMENT DELIVERABLES AND AUTHORIZATIONS

ENTREMED:

A)  By January 3, 2000

1. Provide an updated and complete, detailed Endostatin, Process Flow Diagram, completing outstanding items currently listed in Figure 1
2.  Provide a complete bill of materials with specifications/acceptable grades

B)  Prior to bench scale runs:

". . ."

C)  Prior to VMF and CMF development runs:

". . ."
D)  Prior to cGMP runs:

". . ."

CHIRON:

A)  Prior to bench scale runs:

". . ."

B)  Prior to VMF and CMF development runs:

". . ."

C)  Prior to cGMP runs:

1. Completion and final approved copies of Endostatin specific raw material procedures, BPRs, MPRs and SOPs

D)  Immediately upon completion of each Development and cGMP lot:

1.  Send samples for EntreMed to perform bioactivity assays


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COMMISSION]


E)  ". . ."of completing the last cGMP run:

1.  Completed Endostatin -specific validation reports available for audit


"Conforming" Chiron deliverables, means that:

1) Chiron provides to EntreMed, samples and documents indicated in Table 5, below;

2) during production and storage of the VMF and CMF lots, Chiron operated its VMF, CMF and V facilities in accordance with cGMPs, Chiron's approved procedures and Endostatin specific BPRs - except that the development lots will not be cGMP and will be manufactured using draft documentation; and

3) for cGMP lots, deviations will be resolved in accordance with Chiron's approved procedures.

Conforming Chiron deliverables do not need to meet the Specifications for Assays listed in Table 3 that are marked "No" in the column titled "Assay Result Used for Payment Criteria"


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REQUEST, WHICH THE COMPANY HAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION]


TABLE 5) CHIRON "FULL-SCALE" DELIVERABLES

Table 5 summarizes the Batch Release Documents for development and cGMP lots.

------------------------------------------------------------------------------------------------------------
                                                VMF & CMF              VMF & CMF
          Chiron Deliverable                 Development Lots          cGMP Lots               Comments
------------------------------------------------------------------------------------------------------------
". . ."                                          ". . ."                ". . ."        ". . ."
------------------------------------------------------------------------------------------------------------
". . ."                                          ". . ."                ". . ."        ". . ."
------------------------------------------------------------------------------------------------------------
". . ."                                          ". . ."                ". . ."        ". . ."
------------------------------------------------------------------------------------------------------------
". . ."                                          ". . ."                ". . ."        ". . ."
------------------------------------------------------------------------------------------------------------
". . ."                                          ". . ."                ". . ."        ". . ."






------------------------------------------------------------------------------------------------------------
". . ."                                          ". . ."                ". . ."        ". . ."
------------------------------------------------------------------------------------------------------------
". . ."                                          ". . ."                ". . ."        ". . ."

------------------------------------------------------------------------------------------------------------
". . ."                                          ". . ."                ". . ."

------------------------------------------------------------------------------------------------------------
". . ."                                          ". . ."                ". . ."        ". . ."
------------------------------------------------------------------------------------------------------------
". . ."                                          ". . ."                ". . ."        ". . ."
------------------------------------------------------------------------------------------------------------
". . ."                                          ". . ."                ". . ."        ". . ."
------------------------------------------------------------------------------------------------------------


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REQUEST, WHICH THE COMPANY HAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION]


ENTREMED "FULL SCALE" DELIVERABLES AND AUTHORIZATIONS:

DELIVERABLES

Authorizations:

". . ."









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REQUEST, WHICH THE COMPANY HAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION]


15.    SCHEDULES

1.  The Anticipated Overall Project Schedule for 2000 is shown in Figure-2.

2. The Anticipated Project Schedule for the 1st and 2nd campaigns is shown in Figure-3.

3. Chiron will use commercially reasonable effort to begin purifying the Product at CMF within the same week of manufacturing the VMF bulk. EntreMed will use reasonable commercial effort to develop stability data to establish and extend the hold time for VMF bulk.

4. In the event that Chiron work is planned during the EntreMed campaign at VMF or CMF that could affect the production schedule, Chiron shall notify EntreMed of such planned work in advance.





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REQUEST, WHICH THE COMPANY HAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION]


FIGURE-2.   ANTICIPATED OVERALL PROJECT SCHEDULE FOR THE 1ST AND 2ND CAMPAIGNS

------------------------------------------------------------------------------------------------------------------------------------
                                                ". . ."   ". . ."    ". . ."   ". . ."    ". . ."    ". . ."   ". . ."    ". . ."

                   START     FINISH   MONTHS
------------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY TRANSFER INTO PROCESS DEVELOPMENT (PD) AND BENCH SCALE TESTING
------------------------------------------------------------------------------------------------------------------------------------
      ". . . "     ". . ."   ". . ."
------------------------------------------------------------------------------------------------------------------------------------
      ". . . "     ". . ."   ". . ."  ". . ."
------------------------------------------------------------------------------------------------------------------------------------
      ". . . "     ". . ."   ". . ."  ". . ."
------------------------------------------------------------------------------------------------------------------------------------
      ". . . "     ". . ."   ". . ."  ". . ."
------------------------------------------------------------------------------------------------------------------------------------
      ". . . "     ". . ."   ". . ."  ". . ."
------------------------------------------------------------------------------------------------------------------------------------
      ". . . "               ". . ."  ". . ."
------------------------------------------------------------------------------------------------------------------------------------
      ". . . "     ". . ."   ". . ."  ". . ."
------------------------------------------------------------------------------------------------------------------------------------
      ". . . "     ". . ."   ". . ."  ". . ."
------------------------------------------------------------------------------------------------------------------------------------
      ". . . "     ". . ."   ". . ."  ". . ."
------------------------------------------------------------------------------------------------------------------------------------
      ". . . "     ". . ."   ". . ."  ". . ."
------------------------------------------------------------------------------------------------------------------------------------
      ". . . "     ". . ."   ". . ."  ". . ."
------------------------------------------------------------------------------------------------------------------------------------
      ". . . "     ". . ."   ". . ."  ". . ."
------------------------------------------------------------------------------------------------------------------------------------
      ". . . "     ". . ."   ". . ."
------------------------------------------------------------------------------------------------------------------------------------


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COMMISSION]


---------------------------------------------------------------------------------------------------------------------------
                                                              ". . . "   ". . . "  ". . . "   ". . . "  ". . . "   ". . . "

                                  START     FINISH   MONTHS
---------------------------------------------------------------------------------------------------------------------------

1ST  CAMPAIGN

---------------------------------------------------------------------------------------------------------------------------
            ". . . "              ". . . "  ". . ."  ". . . "
---------------------------------------------------------------------------------------------------------------------------
            ". . . "              ". . . "  ". . ."  ". . . "
---------------------------------------------------------------------------------------------------------------------------
            ". . . "              ". . . "  ". . ."  ". . . "
---------------------------------------------------------------------------------------------------------------------------
            ". . . "              ". . . "  ". . ."  ". . . "
---------------------------------------------------------------------------------------------------------------------------
            ". . . "              ". . . "  ". . ."  ". . . "
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                              ". . . "   ". . . "  ". . . "   ". . . "  ". . . "   ". . . "

                                  START     FINISH   MONTHS
---------------------------------------------------------------------------------------------------------------------------

2ND CAMPAIGN

---------------------------------------------------------------------------------------------------------------------------
            ". . . "              ". . . "  ". . ."  ". . . "
                                                            "
---------------------------------------------------------------------------------------------------------------------------
            ". . . "              ". . . "  ". . ."  ". . . "
---------------------------------------------------------------------------------------------------------------------------
            ". . . "              ". . . "  ". . ."  ". . . "
---------------------------------------------------------------------------------------------------------------------------


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COMMISSION]


FIGURE-3: - ANTICIPATED PROJECT SCHEDULE FOR THE 1ST AND 2ND CAMPAIGNS:

The anticipated VMF and CMF weekly production schedules are:


1ST CAMPAIGN
------------

--------------------------------------------------------------------------------------------------------------------------
   ". . . "   ". . . "   ". . . "   ". . . "   ". . . "   ". . . "   ". . . "   ". . . "   ". . . "   ". . . "   ". . . "
--------------------------------------------------------------------------------------------------------------------------
   ". . . "   ". . . "   ". . . "   ". . . "   ". . . "   ". . . "   ". . . "   ". . . "   ". . . "   ". . . "   ". . . "
--------------------------------------------------------------------------------------------------------------------------
   ". . . "   ". . . "   ". . . "   ". . . "   ". . . "   ". . . "   ". . . "   ". . . "   ". . . "   ". . . "   ". . . "
--------------------------------------------------------------------------------------------------------------------------


2ND CAMPAIGN
------------

-----------------------------------------------------------------------------------------
   ". . . "   ". . . "   ". . . "   ". . . "   ". . . "   ". . . "   ". . . "   ". . . "
-----------------------------------------------------------------------------------------
   ". . . "   ". . . "   ". . . "   ". . . "   ". . . "   ". . . "   ". . . "   ". . . "
-----------------------------------------------------------------------------------------
   ". . . "   ". . . "   ". . . "   ". . . "   ". . . "   ". . . "   ". . . "   ". . . "
-----------------------------------------------------------------------------------------


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REQUEST, WHICH THE COMPANY HAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION]


16.    COMPENSATION:

Project Establishment Fee:

There will be a one-time Project Establishment Fee of ". . ." to cover services summarized in Table 6. During project establishment, Chiron will prepare to perform fermentation and chromatography operations at its VMF and CMF cGMP biological facilities.

The Project Establishment Fee excludes the cost of VMF or CMF Facility Use Fees, the cost of performing any assays listed on Table 3 for VMF or CMF lots and internal release by Chiron for Product manufactured at VMF and CMF. These costs are all included in the VMF and CMF Facility Use Fees.

The cost of raw materials, supplies or new equipment for VMF or CMF is excluded from the project establishment fee. EntreMed will reimburse Chiron for these items.





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REQUEST, WHICH THE COMPANY HAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION]


TABLE 6 : PROJECT ESTABLISHMENT FEE

--------------------------------------------------------------------------------
ACTIVITY
--------------------------------------------------------------------------------
PROCESS DEVELOPMENT
". . ."
--------------------------------------------------------------------------------
MANUFACTURING AND EH&S
". . ."
--------------------------------------------------------------------------------
VALIDATION
". . ."
--------------------------------------------------------------------------------
QUALITY ASSURANCE AND QUALITY CONTROL
". . ."
--------------------------------------------------------------------------------
REGULATORY AND COMPLIANCE
". . ."
--------------------------------------------------------------------------------
PROJECT MANAGEMENT
". . ."
--------------------------------------------------------------------------------



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REQUEST, WHICH THE COMPANY HAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION]


FACILITY USE FEES

The VMF and CMF Facility Use Fees cover the cost of operating the facilities in accordance with agreed upon BPRs for the fermentation, recovery and purification of the Product, cGMPs (with the exception of the development runs) and Chiron's procedures. The CMF Fee includes the use of one large manufacturing suite. Staff cGMP training, routine compliance audits and routine revalidation of process and facility equipment and systems in accordance with Chiron's approved procedures are included. Environmental monitoring is included. Project coordination and progress reports are included. Lot packages are included. A QA disposition memorandum indicating that the lot has been reviewed and internally released to make available to shipping is included for cGMP lots, but not for development lots. Resolution of deviations is included for cGMP lots, but not for development lots. Performance of all assays listed in Table 3 is included.

Chiron shall use the Facility Use Fees to calculate the cost of manufacturing the Product during the term of this Agreement.

Facility Use Fees. EntreMed will pay Chiron a ". . ." VMF Facility Use Fee and a ". . ." CMF Facility Use Fee for ". . ." of cGMP production at the VMF and CMF respectively. EntreMed will pay Chiron these same fees for the ". . ."scheduled development runs at VMF and for the ". . ." scheduled development runs at the CMF.

Additional Development Facility Use Fees. In the event that additional non GMP development runs are required beyond the ". . ." scheduled for VMF and the ". . ." scheduled for CMF, and only if Chiron has capacity available, then EntreMed will pay Chiron ". . ." VMF Additional Development Facility Use Fee and CMF ". . ." Additional Development Facility Use Fee for not more than
". . ." additional development runs.

Facility Changeover Fees. EntreMed will pay Chiron a ". . ." Facility Changeover Fee for product changeover and cleaning, portable equipment installation or removal at Vacaville each time a new production campaign is started and an ". . ." Facility Changeover Fee at CMF for such services.

EntreMed will pay Chiron the ". . ." Vacaville Change-Over Fee or the ". . ." CMF Change-Over Fee for additional downtime, not including the Vacaville or CMF holding week, while modifications are being made or equipment is being installed, tested or validated to prepare Vacaville or the CMF to manufacture the Product, only if required.

In the event that a scheduled production campaign must be stopped and restarted at a later date due to a Chiron problem such as an equipment breakdown, EntreMed shall not be required to pay Chiron a Facility Changeover Fee to restart the production campaign.


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COMMISSION]


Facility Delay Fees. The development runs and the initial cGMP runs have been priced assuming that the runs will proceed as one campaign with no delays between the runs (excluding the scheduled hold period between the completion of development runs and the commencement of cGMP runs). If the development or cGMP runs are delayed or stopped prior to completion of the campaign due to lack of information or decision from EntreMed, EntreMed will pay Chiron a ". . ." VMF Facility Delay Fee and a ". . ." CMF Facility Delay Fee for each week of delay at the respective facility. If the parties agree that Chiron should begin to make another product at VMF or CMF in an effort to minimize any Facility Delay Fees, then EntreMed will pay Chiron the appropriate Facility Changeover Fee for product changeover and cleaning prior to beginning a new production campaign.

Holding Week Fees. EntreMed will pay Chiron a ". . ." VMF Holding Week Fee and a ". . ." CMF Holding Week Fee for the week of holding time scheduled for VMF and CMF between the completion of development runs but prior to the commencement of cGMP production.

Partial Production Weeks. EntreMed will pay Chiron the weekly VMF or CMF Facility Use Fee regardless of which day of the week the last run is completed. If Chiron performs production work during a holiday week for which Chiron manufacturing is closed for at least 2 days, then EntreMed will pay Chiron
". . ."

Process Time. The Base Project Cost has been calculated assuming that production runs will be completed within a ". . ." work week at the CMF and within ". . ." including weekends, at the VMF. It was also assumed that each Monday a new production run would begin at VMF. If the final process requires additional time to perform than assumed, then EntreMed will pay Chiron for the additional necessary Facility Use Fees.



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REQUEST, WHICH THE COMPANY HAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION]


FACILITY USE FEES

--------------------------------------------------------------------------------
FACILITY FEES & ACTIVITIES                      FEE PER WEEK (1)
VACAVILLE
---------
". . ."                                              ". . ."
". . ."                                              ". . ."
". . ."                                              ". . ."
". . ."                                              ". . ."
". . ."                                              ". . ."

CMF
---
". . ."                                              ". . ."
". . ."                                              ". . ."
". . ."                                              ". . ."
". . ."                                              ". . ."
". . ."                                              ". . ."
--------------------------------------------------------------------------------

(1) VMF fees cover the operation of facilities on a ". . ." CMF fees cover the operation of facilities on a ". . ."

YEAR 2000 ESTIMATED PROJECT COST:

The estimated project cost in year 2000 will consist of Project Establishment, the 1st Campaign and the 2nd Campaign

-  Figures 2 and 3 are anticipated schedules for the year 2000

-  Tables 6 and 7 summarize costs for the year 2000 ". . ."





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REQUEST, WHICH THE COMPANY HAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION]


TABLE 7 - COST ESTIMATE FOR THE 1ST CAMPAIGN ACTIVITIES

----------------------------------------------------------------------------------------------------
ITEM                                       FEE $(000)            DESCRIPTION & ASSUMPTIONS
----------------------------------------------------------------------------------------------------
PROJECT ESTABLISHMENT
----------------------------------------------------------------------------------------------------
". . ."                                      ". . ."             ". . ."

----------------------------------------------------------------------------------------------------
1ST CAMPAIGN
----------------------------------------------------------------------------------------------------
". . ."                                      ". . ."             ". . ."

----------------------------------------------------------------------------------------------------
". . ."                                      ". . ."             ". . ."

----------------------------------------------------------------------------------------------------
". . ."                                      ". . ."             ". . ."

----------------------------------------------------------------------------------------------------
". . ."                                      ". . ."             ". . ."

----------------------------------------------------------------------------------------------------
". . ."                                      ". . ."             ". . ."

----------------------------------------------------------------------------------------------------
". . ."                                      ". . ."             ". . ."

----------------------------------------------------------------------------------------------------
". . ."                                      ". . ."             ". . ."

----------------------------------------------------------------------------------------------------
". . ."                                      ". . ."             ". . ."

----------------------------------------------------------------------------------------------------
". . ."                                      ". . ."             ". . ."

----------------------------------------------------------------------------------------------------
". . ."                                      ". . ."             ". . ."
----------------------------------------------------------------------------------------------------
". . ."                                      ". . ."             ". . ."
----------------------------------------------------------------------------------------------------


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COMMISSION]


TABLE 7 - COST ESTIMATE FOR THE 2ND CAMPAIGN ACTIVITIES

----------------------------------------------------------------------------------------------------
ITEM                                       FEE $(000)            DESCRIPTION & ASSUMPTIONS
----------------------------------------------------------------------------------------------------
2ND CAMPAIGN
----------------------------------------------------------------------------------------------------
". . ."                                      ". . ."             ". . ."

----------------------------------------------------------------------------------------------------
". . ."                                      ". . ."             ". . ."

----------------------------------------------------------------------------------------------------
". . ."                                      ". . ."             ". . ."

----------------------------------------------------------------------------------------------------
". . ."                                      ". . ."             ". . ."

----------------------------------------------------------------------------------------------------
". . ."                                      ". . ."             ". . ."

----------------------------------------------------------------------------------------------------
". . ."                                      ". . ."             ". . ."
----------------------------------------------------------------------------------------------------



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COMMISSION]


NEW EQUIPMENT OR FACILITY MODIFICATIONS:

New equipment specified in Table 4, is all portable and will be placed in Chiron's facilities and utility and process services will be connected at no additional cost. EntreMed will pay for the ". . ." for any new equipment procured by Chiron. The ". . ." will cover Chiron's cost to design and specify new equipment that it procures.

EntreMed will provide Chiron with any required non-standard in-process assay equipment that Chiron does not have.

ORDERING PROCESS AND ADDITIONAL LOTS:

If EntreMed requests additional lots during the year 2000, subject to agreement by Chiron at its sole discretion, Chiron shall manufacture the additional lots of the Product, subject to execution of a change-order authorized by both parties.

SCHEDULE FLEXIBILITY:

Chiron and EntreMed will cooperate to accommodate schedule flexibility requested by either party and to minimize Facility Delay Fee charges to EntreMed to the extent reasonably possible. For example:

a) If Chiron requires an extra 1 or 2 weeks use of a facility which extends into time reserved by EntreMed, EntreMed will accommodate, if reasonably possible by agreeing to defer its campaign start date by 1 - 2 weeks. Likewise, if EntreMed requests that their campaign be extended 1 - 2 weeks Chiron will accommodate, if possible.

b) If EntreMed requires an extra 1 - 2 weeks deferral until of the start of a campaign and Chiron desires extend its existing campaign to fill the void, Chiron will not charge EntreMed the Facility Delay Fee.

c) If EntreMed needs to modify in any way a campaign, Chiron will use reasonable efforts to accommodate such modifications or production void. Chiron will not charge EntreMed a Facility Delay Fee, or any other penalty or fee, in connection therewith, to the extent it can accommodate such modification. Notwithstanding the foregoing, if ". . ."


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COMMISSION]


CAPACITY RESERVATION FEE:

a.  1st Campaign

On ". . ." EntreMed paid Chiron a Capacity Reservation Fee of ". . ." and on
". . ." EntreMed paid Chiron a Capacity Reservation Fee of ". . ." to reserve capacity at Chiron's VMF and CMF facilities. The Capacity Reservation Fee will be fully creditable but non refundable towards VMF and CMF Facility Use Fees as shown on Table 7. Chiron will reserve time at its VMF and CMF facilities to complete ". . ." full-scale development lots and ". . ." cGMP lots in accordance with the Project Schedule (Figure 3), if the Capacity Reservation Fee is received on or prior to execution of the Agreement.

b.  2nd Campaign

On ". . ." EntreMed paid Chiron a Capacity Reservation Fee of ". . ." to reserve capacity at Chiron's VMF and CMF facilities. The Capacity Reservation Fee will be fully creditable but non refundable towards VMF and CMF Facility Use Fees as shown on Table 7. Chiron will reserve time at its VMF and CMF facilities to complete ". . ." cGMP lots in accordance with the Project Schedule (Figure 3), if the Capacity Reservation Fee is received on or prior to execution of the Agreement.


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COMMISSION]


TERMINATION OR CANCELLATION FEES WITH RESPECT TO YEAR 2000 SERVICES AND
ACTIVITIES

The following fees shall be payable by EntreMed, subject to the provisions of the Manufacturing Services Agreement Section 22, Early Termination, if EntreMed terminates this Agreement or cancels the Year 2000 services or activities effective upon written notice to Chiron:

1st Campaign

(A) From the date of execution of this Agreement to the Friday prior to the VMF change-over week and upon payment by EntreMed to Chiron of a non-refundable, non-creditable Termination Fee of ". . ."

(B) Beginning with the commencement of the VMF changeover week and upon payment by EntreMed to Chiron of a non-refundable, non-creditable Termination Fee of ". . ."

2nd Campaign

(A) From the date of execution of this Agreement to the Friday prior to the VMF change-over week and upon payment by EntreMed to Chiron of a non-refundable, non-creditable Termination Fee of ". . ."

(B) Beginning with the commencement of the VMF changeover week and upon payment by EntreMed to Chiron of a non-refundable, non-creditable Termination Fee of ". . ."

INCURRED COSTS:

For purposes of this Agreement, the term "Incurred Costs" shall mean ". . ."

TERMINATION AND CANCELLATION FEE ENFORCEMENT

The termination and cancellation fees will remain in force under all circumstances.

See Manufacturing Service Agreement for exclusion of termination fee for breach of Agreement by Chiron.


                                       65
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[". . ." INDICATES MATERIAL HAS BEEN OMITTED PURSUANT TO CONFIDENTIAL TREATMENT
REQUEST, WHICH THE COMPANY HAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]


RAW MATERIALS:

EntreMed will authorize Chiron in writing to order raw materials and supplies in accordance with the bill of materials sufficient for the bench scale runs, the development runs, equipment testing, column cleaning sham runs and the cGMP runs. The order(s) will be non-refundable. EntreMed will pay Chiron the estimated cost of the ". . ." In addition, EntreMed will pay ". . ."

Chiron strongly recommends that all raw material purchases be coordinated and processed through the Chiron procurement system. EntreMed understands that the purchase of raw materials by EntreMed bypasses Chiron's approved GMP systems and creates confusion in handling the raw materials. In the event that EntreMed decides to purchase the raw materials directly from the approved vendors, EntreMed shall pay Chiron the ". . ."

The bill of materials will include consumable items such as ". . ."

SHIPPING:

All the Product materials and other deliverables will be shipped at EntreMed's risk and cost. If EntreMed desires to ship the Product outside of the US for further processing, ". . ."

TRAVEL:

EntreMed will pay Chiron for travel at cost, authorized in advance by EntreMed.

ADDITIONAL SERVICES:

EntreMed will pay Chiron for any additional services provided by Chiron or its temporary employees at the rate of ". . ." EntreMed will agree to such services in advance and in writing.

In the event, Chiron utilizes a 3rd party to perform additional services, EntreMed will pay Chiron for any additional third party services at the ". . ." EntreMed will agree to such services in advance and in writing.

ADDITIONAL PERMITTING FEES:

No additional permitting fees are anticipated as a result of Chiron undertaking this work. If any permitting fees specific to the Product are required, such as a regulatory filing fee, EntreMed will reimburse Chiron at the ". . ." except to the extent that Chiron indicated to


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REQUEST, WHICH THE COMPANY HAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION]


EntreMed in writing that it either possessed such permit or that such permit was not required.

INCREMENTAL WASTE STREAM FEES:

If the quantity of high BOD waste, generated at VMF is less than the amount generated by Chiron's other Pichia process, Chiron will not charge EntreMed any incremental cost for disposal of such waste streams.

If the quantity of high BOD waste, generated at VMF is greater than the amount generated by Chiron's other Pichia process, EntreMed will pay Chiron ". . ." relative to Chiron's other Pichia process.

ASSAY RESULTS USED FOR PAYMENT CRITERIA:

Table 3 assay results marked "no" for payment criteria, are marked as such because these results are dependent upon EntreMed's process or cell line rather than Chiron's operation of the facility. For services provided under this Agreement, results of such assays will not be used for payment criteria unless otherwise mutually agreed to in writing.



                                       67
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[". . ." INDICATES MATERIAL HAS BEEN OMITTED PURSUANT TO CONFIDENTIAL TREATMENT
REQUEST, WHICH THE COMPANY HAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]


CMF PURIFICATION DELAY:

In the event that Chiron is unable to begin purifying the VMF bulk at the CMF within the week following manufacture of the VMF bulk, then Chiron will propose a date to begin purification of the VMF bulk ". . ." of the week following manufacture of the VMF bulk. If EntreMed rejects Chiron's proposed date and requires Chiron to scrap the VMF bulk and replace the VMF bulk material, ". . ." Such cost will include the ". . ."

ENTREMED SUPPORT FOR ENDOSTATIN BULK:
". . ."


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[". . ." INDICATES MATERIAL HAS BEEN OMITTED PURSUANT TO CONFIDENTIAL TREATMENT
REQUEST, WHICH THE COMPANY HAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]


PAYMENT TERMS:

EntreMed will pay Chiron for lots of conforming 10,000 L development and cGMP Product and other services ". . ." upon invoice by Chiron in accordance with the payment schedule reflected in Table 8. In the event of question regarding the conformance of a lot, Chiron will invoice EntreMed after the disposition of the lot is determined.

EntreMed will pay Chiron ". . ." Payment is due ". . ."

EntreMed will pay Chiron ". . ." Payment is due ". . ."

EntreMed will pay Chiron for ". . ." within ". . ."

EntreMed will specify its shipper(s) to Chiron and provide Chiron with an account number ". . ." for Chiron to make available project deliverables to EntreMed's designated shipper.

TERM:

This Agreement will run through March 30, 2001 but may be extended subject to mutual agreement of the terms by the parties.

Upon the end of the term of this Agreement, Chiron will return to EntreMed:

1. the chromatography resin and other remaining high value materials that are stored in separate containers;
2.  any in-process product intermediates;
3.  any purified Product; and
4. all portable equipment purchased for this project shown on Table 4 and other portable equipment purchased with written authorization from EntreMed.

Such items will be returned to EntreMed at EntreMed's cost and risk, including the cost of material/equipment handling, crating and packaging, freight, tax and insurance.



                                       69
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[". . ." INDICATES THAT MATERIAL HAS BEEN OMITTED PURSUANT TO CONFIDENTIAL
TREATMENT REQUEST, WHICH THE COMPANY HAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]


TABLE 8) PAYMENT, MILESTONE, & DELIVERABLES SCHEDULE                                       ALL AMOUNTS IN (000'S)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                ENTREMED
                                                                          CHIRON   ----------------------------------    RUNNING
          MILESTONE & ESTIMATED DATE                CHIRON DELIVERABLE    PRICE       #       PAYMENT       CREDIT    CREDIT BALANCE
------------------------------------------------------------------------------------------------------------------------------------
          PROJECT ESTABLISHMENT, 1ST CAMPAIGN
------------------------------------------------------------------------------------------------------------------------------------

 ". . ."  ". . ."                                   ". . ."
                                                                         ". . ."   ". . ."    ". . ."       ". . ."      ". . ."
------------------------------------------------------------------------------------------------------------------------------------

 ". . ."  ". . ."                                   ". . ."
                                                                         ". . ."   ". . ."    ". . ."       ". . ."      ". . ."
------------------------------------------------------------------------------------------------------------------------------------

 ". . ."  ". . ."                                   ". . ."
                                                                         ". . ."   ". . ."    ". . ."       ". . ."      ". . ."
------------------------------------------------------------------------------------------------------------------------------------

 ". . ."  ". . ."                                   ". . ."
                                                                         ". . ."   ". . ."    ". . ."       ". . ."      ". . ."
------------------------------------------------------------------------------------------------------------------------------------
 ". . ."  ". . ."                                   ". . ."              ". . ."   ". . ."    ". . ."       ". . ."      ". . ."
------------------------------------------------------------------------------------------------------------------------------------

 ". . ."  ". . ."                                   ". . ."
                                                                         ". . ."   ". . ."    ". . ."       ". . ."      ". . ."
------------------------------------------------------------------------------------------------------------------------------------

 ". . ."  ". . ."                                   ". . ."
                                                                         ". . ."   ". . ."    ". . ."       ". . ."      ". . ."
------------------------------------------------------------------------------------------------------------------------------------

 ". . ."  ". . ."                                   ". . ."
                                                                         ". . ."   ". . ."    ". . ."       ". . ."      ". . ."
------------------------------------------------------------------------------------------------------------------------------------

 ". . ."  ". . ."                                   ". . ."
                                                                         ". . ."   ". . ."    ". . ."       ". . ."      ". . ."
------------------------------------------------------------------------------------------------------------------------------------

 ". . ."  ". . ."                                   ". . ."
                                                                         ". . ."   ". . ."    ". . ."       ". . ."      ". . ."
------------------------------------------------------------------------------------------------------------------------------------

 ". . ."  ". . ."                                   ". . ."
                                                                         ". . ."   ". . ."    ". . ."       ". . ."      ". . ."
------------------------------------------------------------------------------------------------------------------------------------

 ". . ."  ". . ."                                   ". . ."
                                                                         ". . ."   ". . ."    ". . ."       ". . ."      ". . ."
------------------------------------------------------------------------------------------------------------------------------------

 ". . ."  ". . ."                                   ". . ."
                                                                         ". . ."   ". . ."    ". . ."       ". . ."      ". . ."
------------------------------------------------------------------------------------------------------------------------------------

 ". . ."  ". . ."                                   ". . ."
                                                                         ". . ."   ". . ."    ". . ."       ". . ."      ". . ."
------------------------------------------------------------------------------------------------------------------------------------

 ". . ."  ". . ."                                   ". . ."
                                                                         ". . ."   ". . ."    ". . ."       ". . ."      ". . ."
------------------------------------------------------------------------------------------------------------------------------------

 ". . ."  ". . ."                                   ". . ."
                                                                         ". . ."   ". . ."    ". . ."       ". . ."      ". . ."
------------------------------------------------------------------------------------------------------------------------------------

 ". . ."  ". . ."                                   ". . ."
                                                                         ". . ."   ". . ."    ". . ."       ". . ."      ". . ."
------------------------------------------------------------------------------------------------------------------------------------

[". . ." INDICATES THAT MATERIAL HAS BEEN OMITTED PURSUANT TO CONFIDENTIAL TREATMENT REQUEST, WHICH THE COMPANY HAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]


TABLE 8) PAYMENT, MILESTONE, & DELIVERABLES SCHEDULE                                       ALL AMOUNTS IN (000'S)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                ENTREMED
                                                                          CHIRON   ----------------------------------    RUNNING
          MILESTONE & ESTIMATED DATE                CHIRON DELIVERABLE    PRICE       #       PAYMENT       CREDIT    CREDIT BALANCE
------------------------------------------------------------------------------------------------------------------------------------

 ". . ."  ". . ."                                   ". . ."
                                                                         ". . ."   ". . ."    ". . ."       ". . ."      ". . ."
------------------------------------------------------------------------------------------------------------------------------------

 ". . ."  ". . ."                                   ". . ."
                                                                         ". . ."   ". . ."    ". . ."       ". . ."      ". . ."
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
          2ND CAMPAIGN
------------------------------------------------------------------------------------------------------------------------------------

 ". . ."  ". . ."                                   ". . ."
                                                                         ". . ."   ". . ."    ". . ."       ". . ."      ". . ."
------------------------------------------------------------------------------------------------------------------------------------

 ". . ."  ". . ."                                   ". . ."
                                                                         ". . ."   ". . ."    ". . ."       ". . ."      ". . ."
------------------------------------------------------------------------------------------------------------------------------------

 ". . ."  ". . ."                                   ". . ."
                                                                         ". . ."   ". . ."    ". . ."       ". . ."      ". . ."
------------------------------------------------------------------------------------------------------------------------------------

 ". . ."  ". . ."                                   ". . ."
                                                                         ". . ."   ". . ."    ". . ."       ". . ."      ". . ."
------------------------------------------------------------------------------------------------------------------------------------

 ". . ."  ". . ."                                   ". . ."
                                                                         ". . ."   ". . ."    ". . ."       ". . ."      ". . ."
------------------------------------------------------------------------------------------------------------------------------------

 ". . ."  ". . ."                                   ". . ."
                                                                         ". . ."   ". . ."    ". . ."       ". . ."      ". . ."
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------